FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-3489
                                    --------

                         The Wright Managed Equity Trust
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
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                    (Address of Principal Executive Offices)

                                 Alan R. Dynner
     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
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                    (Name and Address of Agent for Services)

                                 (617) 482-8260
                                 --------------
                         (Registrant's Telephone Number)

                                   December 31
                             ------------------------
                             Date of Fiscal Year End

                                  June 30, 2007
                            -------------------------
                            Date of Reporting Period

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Item 1. REPORTS TO STOCKHOLDERS



                 THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS

                           SEMI-ANNUAL REPORT

                           JUNE 30, 2007

                  THE WRIGHT MANAGED EQUITY TRUST

                           o   Wright Selected Blue Chip Equities Fund
                           o   Wright Major Blue Chip Equities Fund
                           o   Wright International Blue Chip Equities Fund

                  THE WRIGHT MANAGED INCOME TRUST

                           o   Wright Total Return Bond Fund
                           o   Wright Current Income Fund

THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS
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THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS CONSIST OF THREE EQUITY FUNDS FROM
THE WRIGHT MANAGED EQUITY TRUST AND TWO FIXED INCOME FUNDS FROM THE WRIGHT MANAGED INCOME TRUST. EACH OF THE FIVE FUNDS HAVE DISTINCT INVESTMENT OBJECTIVES AND POLICIES. THEY CAN BE USED INDIVIDUALLY OR IN COMBINATION TO ACHIEVE
VIRTUALLY  ANY  OBJECTIVE.   FURTHER,  AS  THEY  ARE  ALL  "NO-LOAD"  FUNDS  (NO
COMMISSIONS OR SALES CHARGES), PORTFOLIO ALLOCATION STRATEGIES CAN BE ALTERED AS DESIRED TO MEET CHANGING MARKET CONDITIONS OR CHANGING REQUIREMENTS WITHOUT INCURRING ANY SALES CHARGES.

APPROVED WRIGHT INVESTMENT LIST

Securities selected for investment in these funds are chosen mainly from a list of "investment grade" companies maintained by Wright Investors' Service ("Wright" or the "Adviser"). All 25,000 global companies (covering 50 countries) in Wright's database are screened as new data becomes available to determine any eligible additions or deletions to the list. The qualifications for inclusion as "investment grade" are companies that meet Wright's Quality Rating criteria. This rating includes fundamental criteria for investment acceptance, financial strength, profitability & stability and growth. In addition, securities, which are not included in Wright's "investment grade" list, may also be selected from companies in the fund's specific benchmark (up to 20% of the market value of the portfolio) in order to achieve broad diversification. Different quality criteria may apply for the different funds. For example, the companies in the Major Blue Chip Fund would require a higher Investment Acceptance rating than the companies in the Selected Blue Chip Fund.

THREE EQUITY FUNDS

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC) seeks to enhance total investment return through price appreciation plus income. The Fund's portfolio is characterized as a blend of growth and value stocks. The market capitalization of the companies is typically between $1-$10 billion at the time of the Fund's investment. The Adviser seeks to outperform the Standard & Poor's 400 Index (S&P
400) by selecting stocks using fundamental company analysis and company specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries and sectors.

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC) seeks to enhance total investment return through price appreciation plus income by providing a broadly diversified portfolio of equities of larger well-established companies with market values of $10 billion or more. The Adviser seeks to outperform the Standard & Poor's 500 Index (S&P 500) by selecting stocks, using fundamental company analysis and company specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries and sectors.

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC) seeks total return consisting of price appreciation plus income by investing in a broadly diversified portfolio of equities of well-established, non-U.S. companies. The Fund may buy common stocks traded on the securities exchange of the country in which the company is based or it may purchase American Depositary Receipts
(ADR's) traded in the United States. The portfolio is denominated in U.S. dollars and investors should understand that fluctuations in foreign exchange rates may impact the value of their investment. The Adviser seeks to outperform the MSCI Developed World ex U.S. Index by selecting stocks using fundamental company analysis and company-specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries, sectors and countries.

TWO FIXED-INCOME FUNDS

WRIGHT TOTAL RETURN BOND FUND (WTRB) is a diversified portfolio of investment grade government and corporate bonds and other debt securities of varying maturities which, in the Adviser's opinion, will achieve the portfolio objective of best total return (i.e. the total of ordinary income plus capital appreciation). Accordingly, investment selections and maturities may differ depending on the particular phase of the interest rate cycle. Dividends are accrued daily and paid monthly. The Fund's benchmark is the Lehman U.S. Aggregate Bond Index.

WRIGHT CURRENT INCOME FUND (WCIF) may be invested in a variety of securities and may use a number of strategies, including GNMAs, to produce a high level of income with reasonable stability of principal. The Fund reinvests all principal payments. Dividends are accrued daily and paid monthly. The Fund's benchmark is the Lehman GNMA Backed Bond Index.

TABLE OF CONTENTS
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INVESTMENT OBJECTIVES...............................inside front & back cover
LETTER TO SHAREHOLDERS......................................................2
MANAGEMENT DISCUSSION.......................................................3
FUND EXPENSES...............................................................8
BOARD OF TRUSTEES ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT.....50
IMPORTANT NOTICES REGARDING PRIVACY, DELIVERY OF SHAREHOLDER DOCUMENTS,
   PORTFOLIO HOLDINGS AND PROXY VOTING.....................................51

                          FINANCIAL STATEMENTS

THE WRIGHT MANAGED EQUITY TRUST

   WRIGHT SELECTED BLUE CHIP EQUITIES FUND
     Portfolio of Investments..................10
     Statement of Assets & Liabilities.........13
     Statement of Operations...................13
     Statements of Changes in Net Assets.......14
     Financial Highlights......................15

   WRIGHT MAJOR BLUE CHIP EQUITIES FUND
     Portfolio of Investments..................16
     Statement of Assets & Liabilities.........19
     Statement of Operations...................19
     Statements of Changes in Net Assets.......20
     Financial Highlights......................21

   WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND
     Portfolio of Investments..................22
     Statement of Assets & Liabilities.........24
     Statement of Operations...................24
     Statements of Changes in Net Assets.......25
     Financial Highlights......................26

   NOTES TO FINANCIAL STATEMENTS...............27

THE WRIGHT MANAGED INCOME TRUST

   WRIGHT TOTAL RETURN BOND FUND
     Portfolio of Investments..................32
     Statement of Assets & Liabilities.........36
     Statement of Operations...................36
     Statements of Changes in Net Assets.......37
     Financial Highlights......................38

   wright current income fund
     Portfolio of Investments..................39
     Statement of Assets & Liabilities.........42
     Statement of Operations...................42
     Statements of Changes in Net Assets.......43
     Financial Highlights......................44

   NOTES TO FINANCIAL STATEMENTS...............45

LETTER TO SHAREHOLDERS
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                                                         July 2007




Dear Shareholders:

     As the nation celebrated its sixth Fourth of July since the current economic expansion began in December 2001, U.S. equity investors had reason to celebrate as well. Despite profit taking during June, the second quarter of 2007 produced a total return for the S&P 500 of 6.3%, roughly on a par with the average returns achieved in last year's third and fourth quarters - and a big improvement on the skimpy 0.6% return seen in this year's first quarter. Q2 was noteworthy for the new high hit by the S&P 500, eight months after the Dow Jones Industrial Average moved into record territory, and for the solid performance achieved by the Nasdaq Composite, which outperformed the S&P 500 by its best margin since March 2006.

     The condition of the U.S. financial system, despite on and off worries about the full impact of the subprime mortgage issue, has generally stayed healthy. In the bond market, where the Lehman aggregate lost 0.5%, the second quarter's best excess returns were earned in the credit sector, although in June corporate yield spreads widened as investors edged toward the safety of Treasury securities. The U.S. dollar gained ground against the Japanese yen during the second quarter (5%), but it continued its decline against the euro (-1%) and most major currencies (-2%). This dollar depreciation boosted returns on foreign stocks to U.S. shareholders by roughly one percentage point, making the April-June period the seventh quarter in the last eight in which foreign stocks outperformed domestic.

     June marked one full year since the Federal Reserve raised its fed funds target to the current 5.25%. Meanwhile, European central banks have generally kept boosting interest rates (including a 25 basis-point hike by the Bank of England on July 5) so as to keep inflation pressures under control. The Fed is not unsympathetic to these inflation concerns - indeed, it still sees inflation as a greater threat than economic slowdown - but it forecasts that inflation pressures will moderate as 2007 progresses. The Bernanke Fed has a good deal more credibility as inflation fighter today than it did in its first year of operation, and we don't see it cutting interest rates until the first half of 2008 - and then only if core inflation pressures stay under wraps.

     The U.S. economic expansion probably hit its low point in the mid-cycle slowdown during the first quarter, when real GDP growth was an anemic 0.7%. Signs are that Q2 GDP growth will be roughly 3%, as some of the special factors in the Q1 slowdown have eased: foreign trade has improved on strong demand from Europe and fast-growing Asian economies; inventories are sufficiently lean that Q1's negative swing from inventory accumulation to liquidation will not repeat. Housing remains in a slump, but going forward it isn't likely to subtract more than the one percentage point from GDP that it has averaged over the past four quarters. When the Fed began to raise interest rates in 2004, dispelling the myth that home prices only go higher was no doubt one of its objectives, and in that they have succeeded.

     As the second half of 2007 begins, there are signs that investors are also coming around to a greater appreciation of the volatility and risks of financial assets. Higher levels of volatility in the stock and credit markets are not all bad, since they promote more normal pricing of risks in both stocks and bonds. From here, we continue to believe that the economic fundamentals are more positive than negative, supporting the case for stock returns of roughly 10% and bond returns in the 5%-5.5% range for the coming 12 months. High oil prices, subprime mortgage problems and the risk of resurgent inflation are potential flies in the ointment for this generally benign outlook for the markets, and they obviously bear watching. As always, I invite your suggestions on how we can better serve your investment and wealth management needs.

                                                        Sincerely,

                                                        /s/ Peter M. Donovan
                                                        ----------------------
                                                        Peter M. Donovan
                                                        President

MANAGEMENT DISCUSSION
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EQUITY FUNDS

AFTER AN UNSETTLED FIRST QUARTER, THE GLOBAL BULL MARKET IN STOCKS RESUMED IN THE SECOND QUARTER OF 2007. AT DIFFERENT PERIODS IN THE FIRST HALF OF 2007 INVESTORS WERE WORRIED THAT ECONOMIC GROWTH WAS TOO FAST AND WAS ABOUT TO BRING ABOUT A SPIKE IN INFLATION, OR ALTERNATELY, THAT THE ECONOMY WAS AT RISK OF SLOWING INTO A RECESSION. CONCERNS ABOUT PROBLEMS IN THE HOUSING SECTOR (WHERE
INDICATORS POINT TO MORE WEAKNESS AHEAD); RISING DELINQUENCIES IN SUBPRIME MORTGAGES (WHICH THREATEN TO HAVE A WIDER EFFECT THAN WE HAVE SEEN SO FAR); AND THE POSSIBLE DAMAGE FROM HIGH ENERGY PRICES PERSISTED THROUGHOUT THE PERIOD. BUT AFTER TAKING A CAUTIOUS STANCE EARLY IN THE YEAR, INVESTORS WERE ABLE TO SHRUG OFF THESE CONCERNS IN Q2, TAKING THE S&P 500 AND DOW JONES INDUSTRIALS TO NEW ALL-TIME HIGHS AND THE NASDAQ TO ITS HIGHEST LEVEL IN MORE THAN SIX YEARS. BETTER-THAN-EXPECTED CORPORATE PROFIT GROWTH AND A SURGE IN MERGERS, LEVERAGED BUYOUTS (LBOS) AND STOCK BUYBACKS PROVIDED SUPPORT FOR STOCK PRICES IN THE
SECOND QUARTER. STOCKS LOST SOME MOMENTUM TOWARD THE END OF THE QUARTER AS INTEREST RATES MOVED HIGHER AND THE NEAR-COLLAPSE OF TWO BEAR STEARNS HEDGE FUNDS BECAUSE OF PROBLEMS WITH THEIR SUBPRIME HOLDINGS SEEMED TO REKINDLE SOME APPRECIATION OF RISK.

EVEN WITH SOME WAFFLING IN JUNE, U.S. STOCKS ACHIEVED IMPRESSIVE RETURNS IN THE SECOND QUARTER OF 2007. THE DOW JONES INDUSTRIALS PROVIDED A TOTAL RETURN OF 9.1% FOR THE QUARTER, WHICH COMBINED WITH A SMALL FIRST-QUARTER LOSS TO BRING THE YEAR-TO-DATE RETURN TO 8.8%. NASDAQ'S SECOND-QUARTER RETURN OF 7.7% BROUGHT ITS YEAR-TO-DATE GAIN TO 8.2%. THE S&P 500 RETURNED 6.3% FOR THE QUARTER AND 7.0% FOR THE FIRST HALF OF THE YEAR. THERE WAS MODEST EVIDENCE OF INCREASED RISK AVERSION IN THE Q2 GAINS OF THE S&P MIDCAP 400 (5.8%) AND SMALLCAP 600 (5.2%). STILL, WITH RELATIVELY STRONG FIRST-QUARTER RESULTS, BOTH INDEXES ARE AHEAD OF THE S&P 500 YEAR TO DATE (MIDCAPS UP 12.0%, SMALLCAPS UP 8.6%). ECONOMIC GROWTH LOOKING HEALTHY OUTSIDE OF THE U.S. - IN DEVELOPED MARKETS AS WELL AS EMERGING ECONOMIES SUCH AS CHINA AND INDIA - HELPING FOREIGN STOCK MARKETS TO A GOOD SECOND QUARTER. THE MSCI WORLD EX U.S. INDEX RETURNED 5.9% IN LOCAL CURRENCIES AND 7.0% IN DOLLARS IN Q2, WITH HEALTHY GAINS IN EUROPE AND THE PACIFIC EX JAPAN REGION OFFSETTING A DECLINE IN JAPAN. YEAR TO DATE, THE INDEX HAS RETURNED 11.3% IN DOLLARS.

WE EXPECT EQUITIES TO OUTPERFORM BONDS OVER THE COMING YEAR. AFTER THE IMPRESSIVE RETURNS OF THE SECOND QUARTER AND THE INCREASED VOLATILITY EVIDENT IN JUNE, ONE SHOULDN'T BE SURPRISED TO SEE SOME WEAKNESS IN STOCKS OVER THE SUMMER. P/E MULTIPLES MOVED UP A BIT IN Q2, BUT INCREASED RISK AWARENESS MAY MAKE INVESTORS HESITANT ABOUT GIVING AN ADDITIONAL BOOST TO MULTIPLES IN THE NEAR TERM. NEVERTHELESS, A YEAR FROM NOW WE EXPECT THE MARKET'S MULTIPLE TO BE SLIGHTLY HIGHER THAN THE MID-YEAR LEVEL, REFLECTING A CONTINUATION OF RELATIVELY LOW INTEREST RATES AND INVESTORS' GROWING CONFIDENCE IN THE HEALTH OF THE ECONOMY. EVEN IF WALL STREET'S EXPECTATION OF A 10% OR SO RISE IN S&P 500 PROFITS OVER THE COMING 12 MONTHS PROVES A LITTLE OPTIMISTIC, WE SEE SUFFICIENT EARNINGS GROWTH TO RESULT IN A RETURN IN THE 10% RANGE FOR EQUITIES OVER THE COMING 12 MONTHS. WITH EARNINGS GROWTH IN A NUMBER OF COUNTRIES LIKELY TO EXCEED THAT IN THE U.S. OVER THE COMING YEAR, INCLUSION OF FOREIGN STOCKS IN PORTFOLIOS IS LIKELY TO ENHANCE RETURNS.

                                      2007    2006   2005    2004    2003   2002    2001    2000   1999    1998    1997
   Total Return                      6 Mos.   Year   Year    Year    Year   Year    Year    Year   Year    Year    Year
--------------------------------------------------------------------------------------------------------------------------------

   Wright Selected Blue Chip
     Equities Fund (WSBC)            15.6%   3.8%   11.1%   15.7%   30.1% -17.0%  -10.2%   10.8%   5.8%    0.1%   32.7%
   Wright Major Blue Chip
     Equities Fund (WMBC)             6.8%  11.6%    6.2%   12.4%   23.2% -24.5%  -16.9%  -12.5%  24.0%   20.4%   33.9%
   Wright International Blue Chip
     Equities Fund (WIBC)             9.2%  28.5%   21.1%   17.7%   32.0% -14.5%  -24.2%  -17.6%  34.3%    6.1%    1.5%


WRIGHT SELECTED BLUE CHIP EQUITIES FUND

The S&P MidCap 400 outperformed the S&P 500 in the first half of 2007, the result of a relatively strong first-quarter performance and a slightly smaller return than the S&P 500 in Q2. The Wright Selected Blue Chip Equities Fund
(WSBC), which is a mid-cap blend fund, was ahead of its benchmarks in each of the first two quarters of 2007. In the April-June quarter, the WSBC Fund returned 8.2%, well ahead of the 5.8% for the S&P MidCap 400 and the average 6.4% return for 381 mid-cap blend funds in the Morningstar database. For the first half, the WSBC Fund returned 15.6%, compared to returns of 12.0% for the S&P MidCaps and 10.7% for the Morningstar average. Although the financial group was the second-weakest sector in the mid-cap universe in the first half of 2007,

WSBC's performance relative to the mid-cap index got a boost in both the first and second quarters because of superior stock selection in this sector. In the second quarter, WSBC's holdings outperformed the S&P MidCap in nine out of 10 industry sectors (eight out of 10 for the entire first half). Among the individual securities that contributed to WSBC's strong results in the first half were tech stock Commscope (+91%), Precision Castparts (+55%) and Jacobs Engineering (+41%) in industrials and A.G. Edwards (+34%) and Eaton Vance (+35%) in financials. In the first half, the S&P MidCap 400's P/E in terms of forward earnings expanded to about two points higher than the S&P 500's, compared to about one point at the end of 2006. Despite the higher valuation, mid-cap stocks still look attractive because of their better forecast earnings growth. WSBC is well positioned in the mid-cap area with a tilt toward the more substantial companies in the S&P MidCap 400. WSBC companies have about the same projected earnings growth as those in the MidCap 400 but a lower forward P/E. Wright Investors Service continues to advise diversity in investment portfolios and sees mid-cap stocks as likely to make a positive contribution to total portfolio returns going forward.

WRIGHT MAJOR BLUE CHIP EQUITIES FUND

The Wright Major Blue Chip Equities Fund (WMBC) is managed as a blend of the large-cap growth and value stocks in the S&P 500 Composite, selected with a bias toward the higher-quality issues in the index. After a 0.6% return in the first quarter of 2007, the S&P 500 picked up some momentum in Q2 with a return of 6.3%, for a six-month gain of 7.0%. WMBC, which was slightly ahead of the S&P 500 in Q1 (up 0.7%), lagged a bit with a 6.1% return in Q2, putting its return at 6.8% in the first half of the year, compared to the S&P 500's 7.0%. WMBC was also slightly behind the 6.2% average second-quarter return and 7.3% average first-half return reported for 541 large-cap blend funds in the Morningstar database. During the first quarter of 2007, the biggest stocks in the S&P 500 (i.e., the top quintile by market cap) underperformed the index as a whole. This was related to weakness in the financial sector, which includes some of the largest stocks in the index, on growing concerns about problems in the subprime mortgage sector. WMBC was able to overcome the disadvantage of its larger market cap and overweight position in financials compared to the S&P 500 by strong stock selection. The second quarter of 2007 saw some reversal of trend, with bigger stocks doing better, perhaps reflecting more risk aversion on the part of investors. This worked to the Fund's advantage, since the median market cap of its holdings is larger than for the S&P 500. In the second quarter, however, the Fund again was hurt by its slightly overweight position in financials, which continued to be weak as interest rates rose and investors worried about risks in subprime mortgages. Stock selections in the industrial group helped, but weakness in health-care holdings hurt. These second-quarter factors were the primary drivers of first-half performance; i.e., overweighting in financials; weakness in some health-care holdings (e.g., Forest Labs -12%; Applied Biosystems -17%); but a strong performance in industrial holdings (e.g., Cummins +72%; Paccar +35%). WIS expects that the second half of 2007 could see an increase in stock market volatility. With its bias toward the more substantial, higher-quality stocks in the S&P 500, WMBC is well positioned for a volatile, more risk-averse environment. At the beginning of 2007's second half, WMBC's holdings were valued at a lower forward P/E than the S&P 500 (13.4 vs 15.0), while being in line with the S&P 500 in forecast earnings growth.

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND

The MSCI World ex U.S. stock index outperformed the S&P 500 in dollar terms in both the first and second quarters of 2007. The Wright International Blue Chip Equities Fund (WIBC) returned 6.0% in the second quarter of 2007, compared to 7.0% for the MSCI World ex U.S. index. The average return for 541 foreign large blend funds in the Morningstar database was also 7.0% in Q2. WIBC was also slightly behind its benchmarks in the first quarter of 2007, with the result that for the first half of 2007, WIBC returned 9.2%, compared to 11.3% for the MSCI benchmark and 10.7% for the Morningstar average. In the first half of 2007, WIBC benefited from the strong performance of materials stocks as commodity prices continued to rise, as well as from gains in some specific issues as a result of takeover news and speculation. Offsetting these pluses in the first quarter was a lagging performance in Japan, where WIBC held some Japanese exporters that were hit by a sell-off in anticipation of slower global economic growth (which has not materialized). In the second quarter of 2007, the Fund's relative performance was hurt by the poor showing of home building and real estate-related holdings in the U.K. (i.e., Persimmon, Bellway, Land Securities), which suffered from rising interest rates. Economic and earnings growth prospects outside of the U.S. look relatively promising for the coming 12 months, and acquisition activity may also continue to provide support for equities. In addition to improving fundamentals, foreign stocks offer attractive valuations, with an aggregate P/E multiple lower than the S&P 500's. We continue to see the inclusion of international stocks as likely to enhance returns in diversified investment portfolios. In the second quarter, WIBC added to its positions in the industrial, materials and technology sectors, which should benefit from strong growth. The Fund's weighting was reduced in health care and telecom, more defensive sectors. The Fund moved from an overweight to an underweight position in the U.K and also reduced its holdings in Canada and Hong Kong. It moved to overweight positions in the Eurozone and Japan.

FIXED-INCOME FUNDS

THE U.S. BOND MARKET WAS VOLATILE IN THE FIRST HALF OF 2007. BONDS CHANGED DIRECTION SEVERAL TIMES IN BOTH THE FIRST AND SECOND QUARTERS OF THE YEAR; AFTER YIELDS DECLINED IN Q1, THEY MOVED HIGHER IN Q2. SHIFTING VIEWS ON WHETHER GROWTH WAS TOO FAST OR TOO SLOW AND ON THE FUTURE COURSE OF INFLATION CONTRIBUTED TO INVESTORS' UNEASE. BUT IF THE BOND MARKET WAS UNSURE, THE FED, WHILE KEEPING THE FED FUNDS TARGET UNCHANGED AT 5.25% DURING THE QUARTER, STUCK TO ITS VIEW THAT THE POSSIBILITY OF STUBBORN INFLATION WAS THE PRIMARY RISK TO THE ECONOMY. THERE HAS BEEN PROGRESS ON INFLATION: THE CORE PERSONAL CONSUMPTION DEFLATOR, REPORTEDLY THE FED'S FAVORITE INFLATION INDICATOR, WAS UP 1.9% YEAR OVER YEAR IN MAY, THE FIRST TIME IT HAS COME IN UNDER THE FED'S TARGET CEILING OF 2.0% SINCE FEBRUARY 2006. BUT RISING FOOD AND ENERGY PRICES AND HIGH RESOURCE UTILIZATION HAVE THE FED STAYING CAUTIOUS ON THE INFLATION OUTLOOK. THROUGH THE FIRST QUARTER AND EARLY IN THE SECOND, INVESTORS EXPECTED THAT THE FED WOULD CUT INTEREST RATES AT LEAST ONCE THIS YEAR, BUT BY MIDYEAR, FED FUNDS FUTURES WERE INDICATING THAT THE MOST LIKELY COURSE THIS YEAR WAS NO CHANGE BY THE FED.

AFTER DECLINING IN THE FIRST QUARTER, YIELDS ON TREASURY ISSUES WITH MATURITIES LONGER THAN ONE YEAR ROSE IN THE SECOND QUARTER. THE YIELD ON THE BENCHMARK 10-YEAR TREASURY GOT AS HIGH AS 5.3% IN JUNE BEFORE CLOSING THE QUARTER AT 5.0%, UP FROM 4.7% AT THE START OF THE YEAR. THE STEEPENING OF THE YIELD CURVE THAT STARTED IN THE FIRST QUARTER CONTINUED IN Q2, ESPECIALLY IN JUNE AS VOLATILITY IN STOCKS AND CONCERNS ABOUT SUBPRIME MORTGAGES HAD SOME INVESTORS SEEKING THE SAFETY THAT SHORT-MATURITY TREASURYS PROVIDE. AT JUNE 30, THE SPREAD BETWEEN THE YIELDS ON THE 10-YEAR TREASURY AND THE TWO-YEAR TREASURY WAS A POSITIVE 17 BASIS POINTS, STILL RELATIVELY FLAT BY HISTORIC STANDARDS BUT UP FROM A NEGATIVE 11 BASIS POINTS AT THE START OF THE YEAR. AFTER GAINING GROUND IN THE FIRST QUARTER, THE LEHMAN AGGREGATE U.S. BOND INDEX LOST 0.5% IN Q2. FOR THE FIRST HALF OF THE YEAR, THE LEHMAN AGGREGATE RETURNED 1.0%, LAGGING THE RETURN FROM STOCKS. AN INCREASING PERCEPTION OF RISK CAUSED SPREADS ON CORPORATE AND MORTGAGE-BACKED ISSUES TO WIDEN IN JUNE; FOR THE FIRST HALF, CORPORATE ISSUES RETURNED SLIGHTLY MORE THAN TREASURIES, WHILE MORTGAGES LAGGED.

THE BOND MARKET, LIKE THE STOCK MARKET, MAY BE IN FOR SOME VOLATILITY IN COMING MONTHS. INVESTORS APPEAR TO HAVE A HEIGHTENED APPRECIATION OF RISK AFTER THE SECOND QUARTER'S PROBLEMS IN SOME HEDGE FUNDS THAT HELD SUBPRIME MORTGAGES. BASED ON THE FUNDAMENTALS, HOWEVER, WE DON'T EXPECT ANY DRAMATIC CHANGE IN BOND YIELDS OVER THE COMING YEAR, ALTHOUGH THE BIAS COULD BE UPWARD IN THE NEAR TERM. INFLATION SHOULD GRADUALLY DRIFT LOWER, BUT IT WON'T BE A RAPID IMPROVEMENT. DESPITE A "GROWTH SCARE" THAT EMERGED FOR A WHILE IN THE SECOND QUARTER OF 2007, WE SEE ECONOMIC GROWTH CONTINUING AT A BELOW-TREND RATE FOR AT LEAST THE SECOND HALF OF THIS YEAR. THIS SLOW-GROWTH, MODERATE INFLATION ENVIRONMENT, ALONG WITH THE STAND-PAT POLICY WE EXPECT FROM THE FED THROUGH THIS YEAR, SHOULD PROVIDE BOTH A CEILING AND A FLOOR FOR INTEREST RATES. CORPORATE AND MORTGAGE SPREADS COULD WIDEN A BIT MORE. OVERALL, WE SEE THE LEHMAN AGGREGATE RETURNING AS MUCH AS 6% OVER THE COMING YEAR, WITH COUPON RETURNS AUGMENTED BY MODEST PRICE APPRECIATION.

                                      2007    2006   2005    2004    2003   2002    2001    2000   1999    1998    1997
   Total Return                      6 Mos.   Year   Year    Year    Year   Year    Year    Year   Year    Year    Year
--------------------------------------------------------------------------------------------------------------------------------

   Wright Total Return Bond Fund
     (WTRB)                           0.5%    3.3%   1.5%    3.5%    3.3%   9.0%    5.0%    10.6%  -3.9%   9.6%    9.3%
   Wright Current Income Fund
     (WCIF)                           1.0%    3.9%   1.8%    3.3%    1.7%   7.7%    7.2%    10.3%   0.5%   6.5%    8.6%


WRIGHT TOTAL RETURN BOND FUND

After moving slightly lower in the first quarter of 2007, bond yields rose in the second quarter and on June 30 were higher than they were at year end. The Lehman Aggregate U.S. Bond Index returned 1.0% for the half year, giving back about one-third of its first-quarter gain in Q2. The Wright Total Return Bond Fund (WTRB), a diversified bond fund, lost 0.8% in the second quarter, slightly behind the Lehman U.S. Aggregate Bond Composite's 0.5% loss but in line with the 0.8% loss for an average of 951 comparable bond funds in the Morningstar database in the quarter. For the first half of 2007, WTRB returned 0.5% compared to 1.0% for the Lehman Aggregate and 0.6% for the Morningstar average. WTRB had a yield of 4.5% calculated according to SEC guidelines at the end of June 2007. Dividends paid by this Fund may be more or less than implied by this yield. WTRB's duration was neutral with the Lehman benchmark's as 2007 began. After a bond market rally in February and early March, the Fund's duration was shortened compared to the benchmark. This positioning benefited the Fund during the rest of the first quarter and early in the second quarter as the bond market gave back some of its earlier gains as expected. In May, anticipating that bond yields were approaching a high, the Fund's duration was moved back to neutral compared to the Lehman Aggregate. The Fund's duration position had a slightly positive impact on performance in the first and second quarters of 2007. In the first quarter, the Fund benefited from its weightings relative to the benchmark in the different sectors of the fixed income market. In the second quarter, however, the Fund's overweight position in securitized issues (mortgage-backed, asset-backed, and commercial mortgage-backed issues and hybrid ARMs) detracted from Fund performance. For the first half of the year, the combination of sector weightings and security selection had a slightly negative affect on performance. During the second quarter, the Fund reduced its weighting in corporate bonds to 16% of holdings at quarter end (compared to 19% for the Lehman Aggregate) reflecting our expectation that increased credit risk would cause spreads to widen. The Fund also increased its position in mortgage-backed securities to nearly 52% at June 30 compared to 37% for the Aggregate. Though this was a negative for second-quarter performance, we continue to believe that mortgages offer relatively good value in the fixed-income universe. We also see good value in our holdings in commercial mortgages (7.0%) and asset-backed securities (2.3%). The Fund held no agency issues and 22% of assets were in Treasurys at quarter end. In light of the increased volatility of the bond market in June, the Fund's neutral duration compared to the Lehman Aggregate was maintained through midyear.

WRIGHT CURRENT INCOME FUND

In the first half of 2007, the mortgage-backed sector of the bond market performed in line with the Lehman U.S. Aggregate Bond Index. The Wright Current Income Fund (WCIF) is managed to be invested in GNMA issues (mortgage-backed securities, known as Ginnie Maes) and other mortgage-backed securities with explicit backing from the Federal government. WCIF (which does not hold any subprime mortgages) is actively managed to maximize income and minimize principal fluctuation. In the second quarter of 2007, WCIF lost 0.4%, a smaller loss than those of the Lehman GNMA Bond Index (-0.5%) and the average of 109 government mortgage funds in the Morningstar database (-0.6%). This second-quarter loss partially offset WCIF's positive return in Q1. For the first half of 2007, WCIF's return of 1.0% was a little better than the 0.8% for the Morningstar average and the Lehman benchmark's 0.9%. At June 30, 2007, WCIF had a yield of 4.8% as calculated by SEC guidelines. Dividends paid by this Fund may be more or less than implied by this yield. At midyear 2007, WCIF's maturity and duration were slightly shorter than the Lehman benchmark, which is where the Fund has been positioned for much of the first half of the year. WCIF was underweight in issues with middle-range coupons and overweight in issues with higher and lower coupons. This "barbelled" weighting was a result of the Fund's positioning in sectors of the market that offered relatively good value.

     THE VIEWS EXPRESSED THROUGHOUT THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGERS AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND THE INVESTMENT ADVISER DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY OF THE WRIGHT MANAGED INVESTMENT FUNDS.

U.S. SECURITIES MARKETS -------------------------------------------------------

The Dow Jones Industrial Average chart shows the point changes in the average which consists of 30 major NYSE industrial companies and is a price-weighted arithmetic average, with the divisor adjusted for stock splits. The yield chart shows the basis point changes in the U.S. Treasury bond which is the benchmark U.S. Treasury bond with a maturity of 10 years.

The following plotting points are used for comparison in the mountain charts.


       Date           Dow Jones           U.S. 10 Year
                   Industrial Average   Treasury Bond Yield

      12/31/97         7908.25               5.75%
      12/31/98         9181.43               4.65%
      12/31/99       11,497.12               6.44%
      12/31/00       10,786.85               5.11%
      12/31/01       10,021.50               5.00%
      12/31/02        8,341.63               3.82%
      12/31/03       10,453.92               4.25%
      12/31/04       10,783.01               4.22%
      12/31/05       10,717.50               4.39%
      12/31/06       12,463.15               4.71%
      06/30/07       13,408.62               5.03%

FUND EXPENSES
-------------------------------------------------------------------------------

EXAMPLE:

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs including management fees; distribution or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2007-June 30, 2007).

ACTUAL EXPENSES:

The first line of the tables shown on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:

The second line of the tables provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if payable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

---------------------------------

                    WRIGHT SELECTED BLUE CHIP EQUITIES FUND

                                                 Expenses Paid
                      Beginning      Ending      During Period*
                    Account Value  Account Value  (1/1/07-
                       (1/1/07)     (6/30/07)     6/30/07)
-------------------------------------------------------------------------------
    Actual Fund Shares  $1,000.00    $1,156.00      $6.74
-------------------------------------------------------------------------------
   Hypothetical (5% return per year before expenses)
   Fund Shares         $1,000.00    $1,018.50      $6.31

     *Expenses are equal to the Fund's annualized expense ratio of 1.26% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2006.


                      WRIGHT MAJOR BLUE CHIP EQUITIES FUND

                                                  Expenses Paid
                       Beginning       Ending     During Period*
                     Account Value  Account Value  (1/1/07-
                       (1/1/07)      (6/30/07)      6/30/07)
-------------------------------------------------------------------------------
    Actual Fund Shares  $1,000.00    $1,068.40      $6.41
-------------------------------------------------------------------------------
   Hypothetical (5% return per year before expenses)
   Fund Shares         $1,000.00    $1,018.60      $6.26

     *Expenses are equal to the Fund's annualized expense ratio of 1.25% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2006.

                   WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND

                                                  Expenses Paid
                       Beginning       Ending     During Period*
                     Account Value  Account Value  (1/1/07-
                       (1/1/07)      (6/30/07)      6/30/07)
-------------------------------------------------------------------------------
    Actual Fund Shares  $1,000.00    $1,091.60      $7.47
-------------------------------------------------------------------------------
   Hypothetical (5% return per year before expenses)
   Fund Shares         $1,000.00    $1,017.70      $7.20

     *Expenses are equal to the Fund's annualized expense ratio of 1.44% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2006.

                          WRIGHT TOTAL RETURN BOND FUND

                                                  Expenses Paid
                       Beginning       Ending     During Period*
                     Account Value  Account Value   (1/1/07-
                       (1/1/07)       (6/30/07)      6/30/07)
-------------------------------------------------------------------------------
    Actual Fund Shares  $1,000.00    $1,005.10      $4.77
-------------------------------------------------------------------------------
   Hypothetical (5% return per year before expenses)
   Fund Shares         $1,000.00    $1,020.00       $4.81

  *Expenses are equal to the Fund's annualized expense ratio of 0.96% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2006.

                        WRIGHT CURRENT INCOME FUND

                                                   Expenses Paid
                       Beginning       Ending      During Period*
                     Account Value  Account Value   (1/1/07-
                       (1/1/07)       (6/30/07)      6/30/07)
-------------------------------------------------------------------------------
   Actual Fund Shares  $1,000.00    $1,009.70      $4.78
-------------------------------------------------------------------------------
   Hypothetical (5% return per year before expenses)
   Fund Shares         $1,000.00    $1,020.00      $4.81

  *Expenses are equal to the Fund's annualized expense ratio of 0.96% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2006.

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - JUNE 30, 2007 (UNAUDITED)

                                       Shares       Value


       EQUITY INTERESTS --101.7%

AUTOMOBILES & COMPONENTS -- 3.3%....
ArvinMeritor, Inc................... 19,820    $   440,004
Borg Warner, Inc....................  5,555        477,952
                                               ------------
                                               $   917,956
                                               ------------


BANKS -- 0.9%
Associated Banc Corp................  2,430    $    79,461
Wilmington Trust Corp...............  3,770        156,493
                                               ------------
                                               $   235,954
                                               ------------

CAPITAL GOODS -- 7.3%
AGCO Corp.* ........................  7,910    $   343,373
Graco, Inc..........................  1,942         78,224
Joy Global, Inc.....................  3,420        199,489
Precision Castparts Corp............  4,875        591,630
SPX Corp............................  5,360        470,662
Thomas & Betts Corp.* ..............  5,555        322,190
                                               ------------
                                               $ 2,005,568
                                               ------------



COMMERCIAL SERVICES & SUPPLIES -- 8.6%
Ceridian Corp.*.....................  3,440    $   120,400
Charles River Laboratories
 International......................  4,165        214,997
CSG Systems International, Inc.* ...  4,500        119,295
Harsco Corp.........................  2,025        105,300
Jacobs Engineering Group, Inc.* ....  7,000        402,570
Manpower, Inc.......................  6,995        645,219
MPS Group, Inc.* ................... 10,150        135,705
Republic Services, Inc. - Class A...  6,832        209,332
SEI Investments Co..................  8,730        253,519
Sotheby's, Inc......................  3,290        151,406
                                               ------------
                                               $ 2,357,743
                                               ------------



COMMUNICATIONS EQUIPMENT -- 2.8%
CommScope, Inc.* ...................  4,760    $   277,746
Harris Corp.........................  4,100        223,655
Polycom, Inc.* .....................  8,175        274,680
                                               ------------
                                               $   776,081
                                               ------------



COMPUTERS & PERIPHERALS -- 1.1%
Western Digital Corp.* ............. 15,880    $    307,278
                                               ------------



CONSUMER DURABLES & APPAREL -- 1.1%
Mohawk Industries, Inc.* ...........  3,145    $    316,985
                                               ------------



DIVERSIFIED FINANCIALS -- 6.0%
Eaton Vance Corp.................... 12,505    $   552,471
Edwards, A.G., Inc..................  6,750        570,712
Investors Financial Services Corp...  1,505         92,813
Raymond James Financial, Inc........ 14,487        447,648
                                               ------------
                                               $ 1,663,644
                                               ------------



ELECTRONIC EQUIPMENT & INSTRUMENTS -- 6.7%
Ametek, Inc.........................  2,710    $   107,533
Amphenol Corp.......................  4,365        155,612
Arrow Electronics, Inc.* ...........  7,940        305,134
Avnet, Inc.* .......................  8,965        355,373
Diebold, Inc........................  2,670        139,374
Ingram Micro, Inc.* ................  3,795         82,389
Lincoln Electric Holdings, Inc......  3,965        294,362
ValueClick, Inc.* ..................  8,870        261,310
Vishay Intertechnology, Inc.* ......  9,085        143,725
                                               ------------
                                               $ 1,844,812
                                               ------------



ENERGY -- 9.1%
Cameron International Corp.* .......  5,035    $   359,851
Denbury Resources, Inc.* ...........  4,745        177,937
FMC Technologies, Inc. * ...........  3,575        283,211
Frontier Oil Corp...................  6,740        295,010
Helmerich & Payne, Inc..............  4,165        147,524
Newfield Exploration Company* ......  9,135        416,099
Noble Energy, Inc...................  6,155        384,010
Overseas Shipholding Group, Inc.....  1,785        145,299
Patterson-UTI Energy, Inc...........  7,145        187,270
Tidewater, Inc......................  1,630        115,534
                                               ------------
                                               $ 2,511,745
                                               ------------



FOOD, BEVERAGE & TOBACCO -- 2.1%
Hansen Natural Corp.* ..............  6,250    $   268,625
PepsiAmericas, Inc..................  3,830         94,065
Smucker Co. (J.M.)..................  3,465        220,582
                                               ------------
                                               $   583,272
                                               ------------



HEALTH CARE EQUIPMENT & SERVICES -- 3.8%
Apria Healthcare Group, Inc.* ......  6,355    $   182,833
Covance, Inc.* .....................  2,580        176,885
DENTSPLY International, Inc.........  3,780        144,623
Health Net, Inc.* ..................  2,245        118,536

Hillenbrand Industries, Inc.........  1,890    $   122,850
Lincare Holdings, Inc.* ............  2,505         99,824
Universal Health Services, Inc......  1,985        122,078
WellCare Health Plans Inc.* ........    770         69,693
                                               ------------
                                               $ 1,037,322
                                               ------------


HOTELS, RESTAURANTS & LEISURE -- 1.9%
Bob Evans Farms, Inc................  6,850    $   252,423
CBRL Group, Inc.....................  3,580        152,078
Ruby Tuesday, Inc...................  5,030        132,440
                                               ------------
                                               $   536,941
                                               ------------


HOUSEHOLD & PERSONAL PRODUCTS -- 1.9%
Energizer Holdings, Inc.* ..........  4,240    $   422,304
Tupperware Corp.....................  3,735        107,344
                                               ------------
                                               $   529,648
                                               ------------


INSURANCE -- 7.3%
American Financial Group, Inc.......  3,190    $   108,939
Everest Re Group, Ltd...............  1,725        187,404
First American Corp.................  8,340        412,830
HCC Insurance Holdings, Inc.........  4,960        165,714
Ohio Casualty Corp..................  4,185        181,252
Old Republic International Corp.....  5,523        117,419
Protective Life Corp................  4,165        199,129
Radian Group, Inc...................    650         35,100
StanCorp Financial Group, Inc.......  3,520        184,730
W.R. Berkley Corp................... 13,297        432,684
                                               ------------
                                               $ 2,025,201
                                               ------------


MATERIALS -- 9.3%
Airgas, Inc.........................  3,375    $   161,663
Albemarle Corp...................... 11,120        428,454
Commercial Metals Co................  3,440        116,169
Crane Co............................  5,550        252,248
FMC Corp............................    765         68,383
Grant Prideco, Inc.* ...............  4,365        234,968
Lubrizol Corp.......................  1,845        119,095
Lyondell Chemical Co................  7,620        282,854
Martin Marietta Materials, Inc......  1,225        198,475
RPM International, Inc..............  7,435        171,823
Scotts Company - Class A............  3,580        153,725
Sonoco Products Co..................  6,435        275,482
Steel Dynamics, Inc.................  2,175         91,154
                                               ------------
                                               $ 2,554,493
                                               ------------


PHARMACEUTICALS & BIOTECHNOLOGY -- 0.8%
NBTY Inc.* .........................  2,605    $   112,536
Perrigo Co..........................  4,860         95,159
                                               ------------
                                               $   207,695
                                               ------------


REAL ESTATE -- 1.3%
Cousins Properties, Inc. REIT.......  5,075    $   147,226
Highwoods Properties, Inc. REIT.....  1,940         72,750
NVR Inc. REIT* .....................    210        142,748
                                               ------------
                                               $   362,724
                                               ------------



RETAILING -- 7.4%
Aeropostale, Inc.* .................    875    $    36,470
American Eagle Outfitters........... 12,702        325,933
AnnTaylor Stores Corp.* ............  5,445        192,862
CDW Corp.* .........................  3,225        274,028
Dick's Sporting Goods, Inc.* .......  1,820        105,869
Dollar Tree Stores, Inc. * .........  6,950        302,673
GameStop Corp. - Class A* ..........  2,580        100,878
Payless ShoeSource, Inc.* ..........  7,290        230,000
Phillips-Van Heusen Corp............  5,525        334,649
Rent-A-Center, Inc.* ...............  4,860        127,478
                                               ------------
                                               $ 2,030,840
                                               ------------



SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 2.6%
International Rectifier Corp.* .....  2,860    $   106,564
Intersil Corp. - Class A............  4,730        148,806
Lam Research Corp.* ................  5,360        275,504
Microchip Technology, Inc...........  2,835        105,008
RF Micro Devices, Inc.* ............ 10,885         67,922
                                               ------------
                                               $   703,804
                                               ------------


SOFTWARE & SERVICES -- 2.4%
Activision, Inc. * .................  8,060    $   150,480
Alliance Data Systems Corp.* .......  4,315        333,463
Transaction Systems Architects, Inc.* 5,430        182,774
                                               ------------
                                               $   666,717
                                               ------------


TELECOMMUNICATION SERVICES -- 1.0%
Cincinnati Bell, Inc.* ............. 23,620    $   136,524
NeuStar Inc.- Class A* .............  4,770        138,187
                                               ------------
                                               $   274,711
                                               ------------


TRANSPORTATION -- 4.2%
AirTran Holdings Inc.* ............. 15,085    $   164,728
Alaska Air Group, Inc.* ............  9,940        276,928
Hunt, J.B. Transport Services, Inc..  5,410        158,621
JetBlue Airways Corp.* ............. 26,860        315,605
Trinity Industries, Inc.............  2,745        119,517
YRC Worldwide, Inc.* ...............  3,295        121,256
                                               ------------
                                               $ 1,156,655
                                               ------------

UTILITIES -- 8.8%
AGL Resources, Inc..................  4,960    $   200,781
IDACORP, Inc........................  8,140        260,806
MDU Resources Group, Inc............ 22,033        617,805
OGE Energy Corp..................... 15,880        582,002
Oneok, Inc.......................... 15,055        758,923
                                               ------------
                                               $ 2,420,317
                                               ------------
TOTAL EQUITY INTERESTS-- 101.7%
  (identified cost, $21,501,516)               $ 28,028,106

OTHER ASSETS, LESS LIABILITIES -- 1.7%            (477,697)
                                               ------------


NET ASSETS-- 100%                              $27,550,409
                                              ============




REIT - Real Estate Investment Trust
 * Non-income producing security.

See notes to financial statements

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC)
------------------------------------------------------------------------------


                STATEMENT OF ASSETS AND LIABILITIES

                      June 30, 2007 (Unaudited)
-------------------------------------------------------------------------------


ASSETS:
  Investments, at value
  (identified cost $21,501,516) (Note 1A).     $ 28,028,106
  Cash....................................              231
  Receivable for fund shares sold.........            5,359
  Dividends receivable....................           18,891
  Other assets............................           21,756
                                               ------------
  Total assets............................     $ 28,074,343
                                               ------------

LIABILITIES:
  Demand note payable.....................     $    491,000
  Payable to affiliate for Trustees' fees.               55
  Investment adviser fee payable..........            1,069
  Accrued expenses and other liabilities..           31,810
                                               ------------
  Total liabilities.......................     $    523,934
                                               ------------
NET ASSETS................................     $ 27,550,409
                                               ============


NET ASSETS CONSIST OF:
  Paid-in capital.........................     $ 16,813,449
  Accumulated undistributed net realized gain on
   investments (computed on the basis of
   identified cost).......................        4,224,544
  Unrealized appreciation on investments
   (computed on the basis of identified cost)     6,526,590
  Distributions in excess of net investment
   income.................................         (14,174)
                                               ------------
   Net assets applicable to outstanding shares   27,550,409
                                               =============


  SHARES OF BENEFICIAL INTEREST
   OUTSTANDING............................        2,132,189
                                               ==============


  NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................     $      12.92
                                               ==============

See notes to financial statements





                      STATEMENT OF OPERATIONS

             Six Months Ended June 30, 2007 (Unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C)
  Dividend income.........................     $    193,999
                                               ------------

Expenses -
  Investment adviser fee (Note 2).........     $     85,951
  Administrator fee (Note 2)..............           17,190
  Compensation of Trustees who are not employees
   of the investment adviser or administrator         6,516
  Custodian fee (Note 1D).................           44,330
  Distribution expenses (Note 3)..........           35,813
  Transfer and dividend disbursing agent fees        15,700
  Printing................................            2,896
  Interest expense........................           10,709
  Shareholder communications..............            1,545
  Audit services..........................            7,916
  Legal services..........................            5,324
  Registration costs......................            9,542
  Miscellaneous ..........................            2,170
                                               ------------
  Total expenses..........................     $    245,602
                                               ------------

Deduct -
  Reduction of custodian fee (Note 1D)....     $      (740)
  Reduction of investment adviser fee (Note 2)     (30,362)
  Reduction of distribution expenses
   by principal underwriter (Note 3)......         (35,813)
                                               ------------
  Total deductions........................     $   (66,915)
                                               ------------
  Net expenses............................     $    178,687
                                               ------------
  Net investment income...................     $     15,312
                                               ------------



 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)................     $  4,282,960
  Change in unrealized depreciation on
   investments............................        (115,118)
                                               ------------
  Net realized and unrealized gain
   on investments.........................     $  4,167,842
                                               ------------

  Net increase in net assets from operations   $  4,183,154
                                               =============



See notes to financial statements

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC)
-------------------------------------------------------------------------------



                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2007       December 31, 2006
--------------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income (loss)...............................................     $      15,312         $   (116,768)
     Net realized gain on investments...........................................         4,282,960            4,175,456
     Change in unrealized depreciation of investments...........................         (115,118)           (2,770,820)
                                                                                      --------------       --------------

       Net increase in net assets resulting from operations.....................     $   4,183,154         $  1,287,868
                                                                                      --------------       --------------
   Distributions to shareholders (Note 1F) -
     From net investment income.................................................     $    (33,344)         $         --
     From net realized gain.....................................................       (2,361,503)           (4,229,388)
                                                                                      --------------       --------------
       Total distributions......................................................     $ (2,394,847)         $ (4,229,388)
                                                                                      --------------       --------------
   Net decrease in net assets from fund share transactions (Note 4).............     $(12,589,703)         $(6,358,299)
                                                                                      --------------       --------------
   Net decrease in net assets...................................................     $(10,801,396)         $(9,299,819)

NET ASSETS:

   At beginning of period.......................................................        38,351,805           47,651,624
                                                                                      --------------       --------------
   At end of period.............................................................     $  27,550,409         $ 38,351,805
                                                                                      ==============       ==============


ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
   NET INVESTMENT INCOME INCLUDED IN NET ASSETS AT END OF PERIOD................     $    (14,174)         $      3,858
                                                                                      ==============       ==============


See notes to financial statements

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC)
-------------------------------------------------------------------------------



                                                Six Months
                                               Ended June 30                      Year Ended December 31,
                                              ----------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                              2007(5)      2006(5)        2005         2004        2003(5)     2002(5)
--------------------------------------------------------------------------------------------------------------------------------
                                                (Unaudited)

Net asset value, beginning of period........     $ 12.270     $ 13.030     $  13.226    $  11.870    $   9.270     $ 11.580
                                                 ---------    ---------    ---------    ---------    ---------     ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

     Net investment income(loss)(1) ........     $  0.007     $ (0.034)    $  (0.053)   $  (0.028)   $  (0.023)   $  (0.046)
     Net realized and unrealized gain (loss)        1.771        0.529         1.476        1.884        2.756       (1.831)
                                                 ---------    ---------    ---------    ---------    ---------     ---------
         Total income (loss)
         from investment operations.........     $  1.778     $  0.495     $   1.423    $   1.856    $   2.733    $  (1.877)
                                                 ---------    ---------    ---------    ---------    ---------     ---------
LESS DISTRIBUTIONS:

     Distributions from investment income...     $ (0.016)    $ --         $  --        $  --        $  --         $ --
     Distributions from capital gains.......       (1.112)      (1.255)       (1.619)      (0.500)      (0.133)      (0.433)
                                                 ---------    ---------    ---------    ---------    ---------     ---------
         Total distributions................     $ (1.128)    $ (1.255)    $  (1.619)   $  (0.500)   $  (0.133)    $ (0.433)
                                                 ---------    ---------    ---------    ---------    ---------     ---------
Net asset value, end of period..............     $ 12.920     $ 12.270     $  13.030    $  13.226    $  11.870     $  9.270
                                                 =========    =========    =========    =========    =========     =========
TOTAL RETURN(2) ............................       15.60%        3.77%        11.09%       15.73%       30.06%     (16.98)%

RATIOS/SUPPLEMENTAL DATA(1):

     Net assets, end of period (000 omitted)     $  27,550    $  38,352    $  47,652    $  43,498    $  38,190    $ 32,817
     Ratios (As a percentage of average daily net assets):
      Net expenses..........................        1.26%(7)     1.26%         1.27%        1.26%        1.25%      1.26%(3)
      Net expenses after custodian fee
       reduction(6..........................        1.25%(7)     1.25%         1.25%        1.25%        1.25%      1.25%(3)

      Interest expense......................        0.07%(7)    --            --           --           --         --
      Net investment (loss).................        0.11%(7)   (0.27)%       (0.18)%      (0.23)%      (0.23)%    (0.44)%
     Portfolio turnover rate ...............          36%          66%          110%          69%         106%       119%(4)

--------------------------------------------------------------------------------------------------------------------------------


(1)For the six months ended June 30, 2007 and for the years ended December 31, 2006, 2005, 2004, 2003, and 2002, the operating expenses of the Fund were reduced by a waiver of fees and/or an allocation of expenses to the distributor and/or investment adviser. Had such action not been undertaken, net investment loss per share and the ratios would have been as follows:

                                                   2007         2006          2005         2004         2003         2002
--------------------------------------------------------------------------------------------------------------------------------

     Net investment loss per share..........     $ (0.023)    $ (0.058)    $  (0.111)   $  (0.050)   $  (0.057)    $ (0.064)
                                                 =========    =========    =========    =========    =========     =========

     Ratios (As a percentage of average net assets):

         Expenses...........................        1.72%(7)     1.46%         1.45%        1.44%        1.59%       1.43%(3)
                                                 =========    =========    =========    =========    =========     =========

         Expenses after custodian fee reduction     1.71%(7)     1.44%         1.43%        1.43%        1.59%       1.42%(3)
                                                 =========    =========    =========    =========    =========     =========
         Interest expense...................        0.07%(7)    --            --           --            --          --
                                                 ==========   ==========   =========    =========    =========     ==========

         Net investment loss................      (0.36)%(7)   (0.46)%       (0.38)%      (0.41)%      (0.57)%     (0.61)%
                                                 =========    =========    =========    =========    =========     =========

--------------------------------------------------------------------------------------------------------------------------------


(2)Total return is calculated  assuming a purchase at the net asset value on the first  day and a sale at the net asset  value on the last day of each  period reported. Dividends and distributions,  if any, are assumed to be invested at the net asset value on the reinvestment date.
(3)Includes Fund's share of its corresponding portfolio's allocated expenses (Note 1).
(4)Represents portfolio turnover rate of the Fund's corresponding portfolio (Note 1).
(5)Certain per share amounts are based on average shares outstanding.
(6)Under a written  agreement in effect through the current fiscal year,  Wright waives a portion of its  advisory  fee and/or  distribution  fees and assumes operating  expenses to the extent  necessary  to limit the  expense  ratio to
   1.25% after custodian fee reductions, if any.
(7)Annualized.

See notes to financial statements

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - JUNE 30, 2007 (UNAUDITED)

                                       Shares       Value

         EQUITY INTERESTS -- 101.5%

AUTOMOBILES & COMPONENTS -- 2.6%

Cooper Industries Ltd  - Class A......3,720    $   212,375
Harley-Davidson, Inc..................1,950        116,239
Johnson Controls, Inc................10,720      1,241,054
                                               ------------
                                               $ 1,569,668
                                               ------------


BANKS -- 6.2%
Bank of America Corp.................46,335    $ 2,265,318
Synovus Financial Corp................5,900        181,130
Wells Fargo & Co.....................36,205      1,273,330
                                               ------------
                                               $ 3,719,778
                                               ------------


CAPITAL GOODS -- 10.9%
Caterpillar, Inc.....................16,720    $ 1,309,176
Cummins, Inc..........................9,040        914,938
Danaher Corp..........................4,665        352,207
General Electric Co...................9,735        372,656
Illinois Tool Works, Inc..............3,785        205,109
Lockheed Martin Corp.................13,270      1,249,105
Paccar, Inc..........................18,412      1,602,580
Parker Hannifin.......................2,025        198,268
Terex Corp.* .........................4,285        348,370
                                               ------------
                                               $ 6,552,409
                                               ------------


COMMUNICATIONS EQUIPMENT -- 1.6%
Cisco Systems, Inc.* ................35,515    $   989,093
                                               ------------



COMPUTERS & PERIPHERALS -- 5.1%
Hewlett-Packard Co...................40,615    $ 1,812,241
International Business Machines Corp..9,455        995,139
Lexmark International, Inc. - Class A* 5,160       254,440
                                               ------------
                                               $ 3,061,820
                                               ------------


CONSUMER DURABLES & APPAREL -- 1.2%
Mattel, Inc..........................16,305    $   412,353
VF Corp...............................3,355        307,251
                                               ------------
                                               $   719,604
                                               ------------


DIVERSIFIED FINANCIALS -- 12.4%
Capital One Financial Corp............7,450    $   584,378
Citigroup, Inc.......................15,544        797,252
Franklin Resources, Inc...............4,500        596,115
Goldman Sachs Group, Inc., (The)......8,315      1,802,276
JPMorgan Chase & Co..................20,300        983,535
Lehman Brothers Holdings, Inc........16,285      1,213,558
Merrill Lynch & Co....................5,465        456,765
Morgan Stanley.......................12,705      1,065,695
                                               ------------
                                               $ 7,499,574
                                               ------------

ELECTRONICS -- 0.2%
MEMC Electronic Materials, Inc.* .....2,025    $    123,768
                                               ------------


ENERGY -- 11.6%
Chevron Corp.........................18,570    $ 1,564,337
ConocoPhillips Co....................13,635      1,070,347
ENSCO International, Inc..............3,075        187,606
Exxon Mobil Corp.....................32,745      2,746,651
Occidental Petroleum Corp............14,320        828,842
Valero Energy Corp....................4,335        320,183
XTO Energy, Inc.......................4,475        268,947
                                               ------------
                                               $ 6,986,913
                                               ------------

ENTERTAINMENT & LEISURE -- 2.9%
CBS Corp. - Class B...................7,200    $   239,904
Hasbro, Inc...........................3,830        120,300
Walt Disney Co., (The)...............40,600      1,386,084
                                               ------------
                                               $ 1,746,288
                                               ------------

FOOD, BEVERAGE & TOBACCO -- 5.6%
Altria Group, Inc....................13,965    $   979,505
Archer-Daniels-Midland Co............20,660        683,639
Kraft Foods, Inc.,- Class A..........10,859        382,780
Kroger Co.............................7,080        199,160
Pepsi Bottling Group..................5,700        191,976
PepsiCo, Inc..........................9,975        646,879
Reynolds American, Inc................4,395        286,554
                                               ------------
                                               $ 3,370,493
                                               ------------


HEALTH CARE EQUIPMENT & SERVICES -- 5.0%
AmerisourceBergen Corp................7,475    $   369,788
Cigna Corp............................6,675        348,568
Humana, Inc.* ........................7,510        457,434
Laboratory Corp of America Holdings* .4,670        365,474
UnitedHealth Group, Inc...............6,711        343,201
WellPoint, Inc.* ....................13,905      1,110,036
                                               ------------
                                               $ 2,994,501
                                               ------------

HOTELS, RESTAURANTS & LEISURE -- 1.5%
McDonald's Corp......................15,155    $   769,268
Starwood Hotels & Resorts
  Worldwide, Inc.....................2,245         150,572
                                               ------------
                                               $   919,840
                                               ------------


INSURANCE -- 4.1%
AMBAC Financial Group, Inc............5,725    $   499,163
Chubb Corp............................4,200        227,388
Progressive Corp.....................40,115        959,952
Torchmark Corp........................3,550        237,850
Travelers Cos., Inc. (The)............9,920        530,720
                                               ------------
                                               $ 2,455,073
                                               ------------


MATERIALS -- 2.0%
Allegheny Technologies, Inc...........1,755    $   184,064
International Flavors & Fragrances
  Inc.................................7,160        373,322
Nucor Corp............................7,780        456,297
Pactiv Corp.* ........................6,130        195,486
                                               ------------
                                               $ 1,209,169
                                               ------------

MEDIA -- 1.1%
Citadel Broadcasting Corp.............3,117    $    20,105
DIRECTV Group, Inc.* ................19,195        443,596
Omnicom Group, Inc....................4,190        221,735
                                               ------------
                                               $   685,436
                                               ------------


OFFICE ELECTRONICS -- 0.5%
Xerox Corp.* ........................17,160    $   317,117
                                               ------------


PHARMACEUTICALS & BIOTECHNOLOGY -- 8.0%
Forest Laboratories, Inc.* ..........11,160    $   509,454
Gilead Sciences, Inc.* ..............16,700        647,459
Johnson & Johnson, Inc...............12,975        799,520
King Pharmaceuticals, Inc.* .........12,905        264,036
Merck & Co., Inc......................7,125        354,825
Mylan Laboratories, Inc...............9,515        173,078
Pfizer, Inc..........................80,685      2,063,115
                                               -----------
                                               $ 4,811,487
                                               ------------


REAL ESTATE -- 1.3%
Boston Properties, Inc. REIT..........5,280    $   539,246
CB Richard Ellis Group Inc.- Class A* 7,190        262,435
                                               ------------
                                               $   801,681
                                               ------------


RETAILING -- 3.9%
Autozone, Inc.* ......................3,195    $   436,501
Big Lots, Inc.* ......................2,480         72,962
Home Depot, Inc.......................8,650        340,378
J.C. Penney Co., Inc..................5,105        369,500
Jones Apparel Group, Inc..............3,290         92,943
Nordstrom, Inc........................6,780        346,594
Office Depot, Inc.* ..................3,935        119,231
Polo Ralph Lauren Corp................3,640        357,120
Sherwin-Williams Co...................3,175        211,042
                                               ------------
                                               $ 2,346,271
                                               ------------



SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 2.6%
Applied Materials, Inc...............35,540    $   706,180
Intel Corp...........................22,185        527,116
Novellus Systems, Inc.* .............11,835        335,759
                                               ------------
                                               $ 1,569,055
                                               ------------


SOFTWARE & SERVICES -- 4.9%
BMC Software, Inc.* ..................9,955    $   301,637
Computer Sciences Corp.* .............5,175        306,101
Convergys Corp.* ....................14,480        350,995
Google Inc. - Class A* .................445        232,904
Microsoft Corp........................8,725        257,126
Nvidia Corp.* .......................21,180        874,946
Oracle Corp.* .......................32,240        635,450
                                               ------------
                                               $ 2,959,159
                                               ------------



TELECOMMUNICATION SERVICES -- 3.5%
AT&T, Inc............................51,095    $  2,120,443
                                               ------------



TRANSPORTATION -- 0.3%
Norfolk Southern Corp.................3,375    $    177,424
                                               ------------



UTILITIES -- 2.5%
Entergy Corp..........................9,045    $   970,981
Exelon Corp...........................4,678        339,623
TXU Corp..............................2,970        199,881
                                               ------------
                                               $ 1,510,485
                                               ------------

TOTAL EQUITY INTERESTS--101.5%
  (identified cost, $50,221,518)               $61,216,549

OTHER ASSETS, LESS LIABILITIES - (1.5%)          (886,064)
                                               ------------


NET ASSETS - 100%                              $60,330,485
                                               ============

See notes to financial statements



REIT - Real Estate Investment Trust * Non-income producing security.

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
-------------------------------------------------------------------------------


                   STATEMENT OF ASSETS AND LIABILITIES

                        June 30, 2007 (Unaudited)
-------------------------------------------------------------------------------


ASSETS:
  Investments, at value
  (identified cost $50,221,518) (Note 1A).     $ 61,216,549
  Cash....................................              914
  Receivable for fund shares sold.........           30,452
  Dividends receivable....................           57,974
  Other assets............................           22,479
                                               ------------
  Total assets............................     $ 61,328,368
                                               ------------


LIABILITIES:
  Payable for fund shares reacquired......     $    179,088
  Demand note payable.....................          791,000
  Payable to affiliate for distribution fees          3,057
  Payable to affiliate for Trustees' fees.               55
  Accrued expenses and other liabilities..           24,683
                                               ------------
  Total liabilities.......................     $    997,883
                                               ------------
NET ASSETS................................     $ 60,330,485
                                               ============


NET ASSETS CONSIST OF:
  Paid-in capital.........................     $ 66,146,563
  Accumulated undistributed net realized loss on
   investments (computed on the basis
   of identified cost)....................     (16,872,756)
  Unrealized appreciation on investments
   (computed on the basis of identified cost)    10,995,031
  Accumulated undistributed net investment
   income.................................           61,647
                                               ------------
   Net assets applicable to
     outstanding shares...................     $ 60,330,485
                                               ============


  SHARES OF BENEFICIAL INTEREST
   OUTSTANDING............................        4,101,727
                                               =============

  NET ASSET VALUE, OFFERING PRICE
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................     $      14.71
                                               =============


See notes to financial statements


                             STATEMENT OF OPERATIONS

                      Six Months Ended June 30, 2007 (Unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C)
  Dividend income.........................     $    523,879
                                               ------------

Expenses -
  Investment adviser fee (Note 2).........     $    184,781
  Administrator fee (Note 2)..............           36,956
  Compensation of Trustees who are not employees
   of the investment adviser or administrator         6,516
  Custodian fee (Note 1D).................           36,376
  Distribution expenses (Note 3)..........           76,992
  Transfer and dividend disbursing agent fees        12,173
  Printing................................            2,648
  Interest expense........................            6,007
  Shareholder communications..............              810
  Audit services..........................            8,182
  Legal services..........................            5,969
  Registration costs......................            4,609
  Miscellaneous ..........................            1,820
                                               ------------
  Total expenses..........................     $    383,839
                                               ------------

Deduct -
  Reduction of custodian fee (Note 1D)....     $    (1,640)
                                               ------------
  Net expenses............................     $    382,199
                                               ------------
  Net investment income...................     $    141,680
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)................     $  3,676,939
  Change in unrealized appreciation on
   investments............................          303,784
                                               ------------

  Net realized and unrealized gain on
   investments............................     $  3,980,723
                                               ------------

  Net increase in net assets from operations   $  4,122,403
                                               =============

See notes to financial statemnets

WRIGHT MAJOR BLUE CHIP EQUITIES FUNd (WMBC)
-------------------------------------------------------------------------------


                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2007      December 31, 2006
--------------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income .....................................................     $     141,680          $    312,895
     Net realized gain on investments...........................................         3,676,939             9,867,709
     Change in unrealized appreciation (depreciation) on investments............           303,784           (3,314,951)
                                                                                     --------------         --------------
       Net increase in net assets resulting from operations.....................     $   4,122,403          $  6,865,653
                                                                                     --------------         --------------
   Distributions to shareholders (Note 1F) -
     From net investment income.................................................     $    (93,428)          $   (314,151)
                                                                                     --------------         --------------
       Total distributions......................................................     $    (93,428)          $   (314,151)
                                                                                     --------------         --------------
   Decrease in net assets from fund share transactions (Note 4).................     $ (6,974,433)          $(10,017,143)
                                                                                     --------------         --------------
   Net decrease in net assets...................................................     $ (2,945,458)          $(3,465,641)

NET ASSETS:

   At beginning of period.......................................................        63,275,943            66,741,584
                                                                                     --------------         --------------
   At end of period.............................................................     $  60,330,485          $ 63,275,943
                                                                                     ==============         ==============

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END OF PERIOD......................................     $      61,647          $      13,395

See notes to financial statements                                                     ==============         ==============


WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
-----------------------------------------------------------------------------



                                                Six Months
                                               Ended June 30                      Year Ended December 31,
                                               --------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                              2007(3)      2006(3)        2005         2004        2003(3)     2002(3)
--------------------------------------------------------------------------------------------------------------------------------
                                                (Unaudited)

Net asset value, beginning of period........     $ 13.790     $ 12.420     $  11.780    $  10.530    $   8.570     $ 11.380
                                                 ---------    ---------    ---------    ---------    ---------     ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
     Net investment income (loss)...........     $  0.033     $  0.062(1)  $   0.077(1) $   0.053(1) $   0.029(1)  $  0.024
     Net realized and unrealized gain (loss)        0.908        1.374         0.651        1.247        1.958       (2.812)
                                                 ---------    ---------    ---------    ---------    ---------     ---------
         Total income (loss)
         from investment operations.........     $  0.941     $  1.436     $   0.728    $   1.300    $   1.987     $ (2.788)
                                                 ---------    ---------    ---------    ---------    ---------     ---------
LESS DISTRIBUTIONS:

     Dividends from investment income.......     $ (0.021)    $ (0.066)    $  (0.088)   $  (0.050)   $  (0.027)    $ (0.022)
                                                 ---------    ---------    ---------    ---------    ---------     ---------
         Total distributions................     $ (0.021)    $ (0.066)    $  (0.088)   $  (0.050)   $  (0.027)    $ (0.022)
                                                 ---------    ---------    ---------    ---------    ---------     ---------
Net asset value, end of period..............     $ 14.710     $ 13.790     $  12.420    $  11.780    $  10.530     $  8.570
                                                 =========    =========    =========    =========    =========     =========

TOTAL RETURN(2).............................        6.84%       11.57%         6.20%       12.36%       23.20%     (24.50)%

RATIOS/SUPPLEMENTAL DATA(1):

     Net assets, end of period (000 omitted)     $  60,330    $  63,276    $  66,742    $  65,503    $  71,539     $ 66,609
     Ratios (As a percentage of average
       daily net assets):
      Net expenses to average net asset.....        1.25%(5)     1.26%         1.26%        1.25%        1.25%        1.22%
      Net expenses after custodian fee
       reduction(4).........................        1.24%(5)     1.25%         1.25%        1.25%        1.25%        1.22%
      Interest expense......................        0.02%(5)    --            --           --           --         --
      Net investment income (loss)..........        0.46%(5)     0.48%         0.66%        0.49%        0.31%        0.25%
     Portfolio turnover rate................          29%          97%           82%          74%         143%         130%

--------------------------------------------------------------------------------------------------------------------------------


(1)For the years ended December 31, 2006, 2005, 2004 and 2003, the operating expenses of the Fund were reduced by fee waivers and/or an allocation of expenses to the distributor and/or investment adviser. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                2006          2005         2004         2003
--------------------------------------------------------------------------------------------------------------------------------

     Net investment income per share........                  $  0.062     $   0.077    $   0.050    $   0.024
                                                              =========    =========    =========    =========
     Ratios (As a percentage of average net assets):

       Expenses.............................                     1.28%         1.26%        1.28%        1.31%
                                                              =========    =========    =========    =========
       Expenses after custodian fee reduction                    1.27%         1.25%        1.28%        1.31%
                                                              =========    =========    =========    =========
       Interest expense.....................                    --            --           --            --
                                                              ==========   ==========   ==========   ==========
       Net investment income................                     0.46%         0.66%        0.46%        0.26%
                                                              =========    =========    =========    =========


--------------------------------------------------------------------------------------------------------------------------------


(2)Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.
(3)Certain per share amounts are based on average shares outstanding.
(4)Under a written agreement in effect through the current fiscal year, Wright waives a portion of its advisory fee and/or distribution fees and assumes operating expenses to the extent necessary to limit expense ratios to 1.25% after custodian fee reductions, if any.
(5)Annualized.

See notes to financial statements

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - JUNE 30, 2007 (UNAUDITED)

                                      Shares       Value


                EQUITY INTERESTS -- 98.2%

AUSTRALIA -- 5.3%
BHP Billiton Ltd.....................71,868    $ 2,135,878
BlueScope Steel Ltd.................105,496        925,459
Coles Group Ltd.....................265,392      3,629,556
QBE Insurance Group Ltd.............143,677      3,803,142
Rio Tinto Ltd.........................9,456        792,540
Westfield Group.....................190,651      3,228,496
                                               ------------
                                               $14,515,071
                                               ------------

AUSTRIA -- 0.3%
Boehler-Uddeholm AG...................8,813    $   880,777
                                               ------------

BELGIUM -- 1.8%
Dexia................................47,367    $ 1,484,779
Fortis...............................78,080      3,322,759
                                               ------------
                                               $ 4,807,538
                                               ------------

CANADA -- 5.2%
Astral Media, Inc....................27,548    $ 1,094,151
Atco Ltd.............................13,179        692,184
Encana Corp..........................63,497      3,910,997
Husky Energy, Inc....................32,771      2,701,778
IPSCO, Inc............................7,708      1,220,310
Jean Coutu Group, Inc. -- Class A....32,827        478,325
Lundin Mining Corp.*.................50,851        614,753
Methanex Corp........................39,499        981,766
Sino-Forest Corp., Class A*..........20,043        288,280
Teck Cominco Ltd. Class B............51,107      2,171,597
                                               ------------
                                               $14,154,141
                                               ------------

DENMARK -- 2.7%
Danske Bank Aq (Stammaktie).........148,046    $ 6,072,084
Topdanmark A/S*.......................7,011      1,198,570
                                               ------------
                                               $ 7,270,654
                                               ------------

FINLAND -- 0.4%
Rautaruukki Oyj*.....................18,099    $ 1,162,782
                                               ------------

FRANCE -- 8.8%
Axa (Actions Ordinaires).............36,683    $ 1,585,847
BNP Paribas..........................71,729      8,559,751
Compagnie Generale des Establissments
 Michelin*............................2,163        303,371
Danone...............................11,072        897,496
Eiffage SA............................7,761      1,110,003
Societe Generale de France
 (Actions Ord.).......................30,664     5,695,566
Unibail-Rodamco.......................9,680      2,485,893
Vallourec SA..........................6,915      2,224,656
Vinci................................13,663      1,023,748
                                               ------------
                                               $23,886,331
                                               ------------

GERMANY -- 9.6%
Allianz Ag Holding (Namensaktie)......7,309    $ 1,713,536
Altana AG (Stammaktie)...............89,392      2,157,416
BASF AG (Stammaktie).................27,534      3,615,971
Continental AG (Stammaktie)..........15,896      2,242,154
Deutsche Bank AG (Stammaktie)........33,914      4,937,973
Deutsche Boerse AG...................14,954      1,691,425
E. On AG (Stammaktie)................31,849      5,346,169
Linde AG (Stammaktie).................6,570        791,925
Porsche AG (Preferred Stock)............352        628,470
Stada Arzneimittel AG................26,540      1,693,252
ThyssenKrupp AG......................23,215      1,383,609
                                               ------------
                                               $26,201,900
                                               ------------


HONG KONG -- 2.3%
Bank of East Asia Ltd.(The)
 (Ordinary)*........................458,800    $ 2,582,177
CLP Holdings Ltd. (Ordinary)........141,000        945,964
Sino Land Co........................780,000      1,624,273
Sun Hung Kai Properties Ltd..........91,000      1,095,320
                                               ------------
                                               $ 6,247,734
                                               ------------


IRELAND -- 0.9%
Bank of Ireland......................49,067    $   990,035
CRH PLC (Ordinary)...................18,351        907,836
Grafton Group PLC....................47,814        681,914
                                               ------------
                                               $ 2,579,785
                                               ------------


ITALY -- 3.8%
BANCA INTESA Spa....................311,251    $ 2,324,591
Eni S.p.A (Azioni Ordinarie)........218,084      7,922,947
                                               ------------
                                               $10,247,538
                                               ------------


JAPAN -- 21.0%
Brother Industries, Ltd.............362,000    $ 5,308,571
Canon, Inc..........................113,050      6,618,499
Daiichi Sankyo Company, Ltd..........46,900      1,241,856
Hisamitsu Pharmaceutical Co., Inc....17,500        481,801
Honda Motor Co., Ltd.................71,900      2,619,944
Japan Tobacco, Inc......................349      1,718,223
Kawasaki Kisen Kaisha Ltd...........121,000      1,476,554
Kddi Corp...............................421      3,112,458
Makita Corp..........................62,000      2,751,205
Marubeni Corp........................90,000        739,706
Mitsubishi Corp.......................7,700        201,393
Mitsui Chemicals, Inc...............247,000      1,874,076
Mitsui OSK Lines, Ltd...............234,000      3,171,918
Mitsumi Electric Company Ltd.........93,900      3,360,768
Nintendo Company Ltd..................1,500        547,795

Nippon Seiki.........................38,000        847,727
Nippon Steel Corp.*.................350,000      2,460,019
Pacific Metals Co., Ltd.............244,000      4,080,003
Ricoh Co., Ltd.......................42,000        969,270
Sumitomo Corp........................127,800     2,328,434
Sumitomo Metal Industries, Ltd......143,000        840,666
Toyota Boshoku Corp..................26,100        659,395
Toyota Motor Corp....................89,000      5,621,280
Toyota Tsusho Corp...................58,200      1,343,131
Yamaha Motor Co., Ltd...............100,000      2,898,903
                                               ------------
                                               $57,273,595
                                               ------------

NETHERLANDS -- 3.8%
Heineken NV..........................26,216    $ 1,539,808
ING Groep NV  ADR (Aandeel).........162,431      7,193,181
Koninklijke Philips
 Electronics N.V.(Aandeel).......... 40,961      1,745,895
                                               ------------
                                               $10,478,884
                                               ------------

NEW ZEALAND -- 0.5%
Fletcher Building Limited...........152,523    $ 1,455,221
                                               ------------

NORWAY -- 2.5%
Norsk Hydro Asa (Ordinaere Aksje)*...24,326    $   939,045
Statoil ASA..........................70,354      2,185,776
Telenor Group ASA...................191,877      3,760,319
                                               ------------
                                               $ 6,885,140
                                               ------------

PORTUGAL -- 1.1%
Energias de Portugal SA.............414,861    $ 2,291,588
Portugal Telecom, SGPS, SA...........56,131        775,513
                                               ------------
                                               $ 3,067,101
                                               ------------

SINGAPORE -- 0.8%
Capitaland, Ltd.....................428,000    $2,266,697
                                               ------------

SPAIN -- 3.8%
ACS, Actividades de Construccion
 y Servicious SA.....................30,181    $ 1,928,808
Endesa SA...........................121,756      6,612,035
Repsol YPF SA (Accion)...............32,347      1,277,823
Sacyr Vallehermoso...................12,875        621,285
                                               ------------
                                               $10,439,951
                                               ------------

SWEDEN -- 4.5%
Axfood AB*...........................22,424    $   794,644
Kungsleden AB........................73,678        921,351
Nobia AB............................132,669      1,654,203
Scania AB Class B....................76,912      1,884,328
Ssab Svenskt Stal AB*................42,089      1,733,965
TeliaSonera AB......................706,202      5,200,840
                                               ------------
                                               $12,189,331
                                               ------------

SWITZERLAND -- 3.3%
Credit Suisse Group..................26,415    $ 1,882,629
Swiss Reinsurance ...................16,133      1,472,979
UBS AG...............................40,151      2,411,157
Zurich Financial Services
 (Inhaberaktie)......................10,608      3,282,542
                                               ------------
                                               $ 9,049,307
                                               ------------


UNITED KINGDOM -- 15.8%
Anglo American PLC (Ordinary).......105,666    $ 6,243,488
AstraZeneca PLC......................55,682      2,997,383
Barclays PLC (Ordinary).............139,021      1,941,316
Barratt Developments PLC.............92,340      1,839,694
Bellway PLC (Ordinary)...............44,588      1,127,185
BP PLC (Ordinary)...................184,746      2,235,111
British Airways PLC.................116,359        977,017
George Wimpey PLC....................51,347        518,191
Hammerson PLC........................31,677        911,381
HSBC Holdings PLC....................31,200        568,695
Inchape PLC.........................109,502      1,100,694
Land Securities Group PLC............43,042      1,505,208
Legal & General Group (Ordinary)....514,342      1,548,957
Man Group PLC.......................605,946      7,403,855
Persimmon PLC (Ordinary).............75,142      1,745,814
Rio Tinto PLC........................10,782        827,874
Royal Bank of Scotland Group
 PLC (Ordinary).....................184,547      2,343,783
Royal Dutch Shell PLC................49,114      2,052,586
Taylor Woodrow PLC..................216,852      1,569,555
Tesco PLC...........................132,500      1,112,546
Travis Perkins PLC...................65,984      2,515,353
                                               ------------
                                               $43,085,686
                                               ------------

TOTAL EQUITY INTERESTS-- 98.2%
   (identified cost, $216,085,816)             $268,145,164
                                               ------------
OTHER ASSETS, LESS LIABILITIES -- 1.8%            5,005,168
                                               ------------

NET ASSETS -- 100%                             $273,150,332
                                               =============




ADR - American Depository Receipt
* Non-income producing security.


  HOLDINGS BY INDUSTRY
------------------------------
  % of net assets at 6/30/07

  Materials                      14.8%
  Banks                          14.7%
  Diversified Financials         10.8%

See notes to financial statements

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)
-------------------------------------------------------------------------------



               STATEMENT OF ASSETS AND LIABILITIES

                   June 30, 2007 (Unaudited)
------------------------------------------------------------------------------


ASSETS:
  Investments, at value
   (identified cost $216,085,816) (Note 1A)    $268,145,164
  Cash....................................        4,138,849
  Foreign currency, at value (cost $347,541)
   (Note 1)...............................          347,592
  Receivable for investments sold.........          868,489
  Receivable for fund shares sold.........          398,944
  Dividends receivable....................          363,383
  Other assets............................           28,015
  Tax reclaims receivable.................          188,567
                                               ------------
    Total assets..........................     $274,479,003
                                               ------------


LIABILITIES:
  Payable for investments purchased.......     $    868,489
  Payable for fund shares reacquired......          338,098
  Payable to affiliate for Trustees' fees.               50
  Accrued expenses and other liabilities..          122,034
                                               ------------
    Total liabilities.....................     $  1,328,671
                                               ------------


NET ASSETS................................     $273,150,332
                                               ============


NET ASSETS CONSIST OF:
  Paid-in capital.........................     $210,333,788
  Accumulated undistributed net realized gain on
   investments and foreign currency (computed on
   the basis of identified cost)..........        9,649,800
  Unrealized appreciation of investments
   (computed on the basis of identified cost)    52,070,076
  Accumulated undistributed net investment
   income.................................        1,096,668
                                               ------------
   Net assets applicable to
    outstanding shares....................     $273,150,332
                                               =============

  SHARES OF BENEFICIAL INTEREST
   OUTSTANDING............................       11,130,748
                                               =============

  NET ASSET VALUE, OFFERING PRICE
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................     $      24.54
                                               =============


See notes to financial statements


                       STATEMENT OF OPERATIONS

              Six Months Ended June 30, 2007 (Unaudited)
------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C)
  Dividend income.........................     $  5,445,708
  Less: Foreign taxes.....................        (601,736)
                                               ------------
  Investment income.......................     $  4,843,972
                                               ------------


Expenses -
  Investment adviser fee (Note 2).........     $    939,667
  Administrator fee (Note 2)..............          133,063
  Compensation of Trustees who are not employees
   of the investment adviser or administrator         6,516
  Custodian fee (Note 1D).................          211,170
  Distribution expenses (Note 3)..........          298,122
  Transfer and dividend disbursing agent fees        30,160
  Printing................................           16,276
  Interest expense........................           55,915
  Shareholder communications..............            6,040
  Audit services..........................            9,189
  Legal services..........................            6,120
  Registration costs......................            7,327
  Miscellaneous ..........................            4,380
                                               ------------
  Total expenses..........................     $  1,723,945
                                               ------------

Deduct -
  Reduction of custodian fee (Note 1D)....     $   (49,100)
                                               ------------
  Net expenses............................     $  1,674,845
                                               ------------
  Net investment income...................     $  3,169,127
                                               ------------


 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain -
   Investment transactions
    (identified cost basis)...............     $ 10,422,520
   Foreign currency transactions..........           13,067
                                               ------------
  Net realized gain.......................     $ 10,435,587
                                               ------------
Change in unrealized appreciation on
   Investments (identified cost basis)....        7,503,245
   Foreign currency.......................              548
                                               ------------
  Net unrealized gain.....................     $  7,503,793
                                               ------------

  Net realized and unrealized gain
   on investments.........................     $ 17,939,380
                                               ------------

  Net increase in net assets from operations   $ 21,108,507
                                               =============


See notes to financial statements

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)
-------------------------------------------------------------------------------


                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2007      December 31, 2006
--------------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income .....................................................     $   3,169,127          $  2,161,397
     Net realized gain on investment and foreign currency transactions..........        10,435,587            12,241,322
     Change in unrealized appreciation on investments and translation of assets
       and liabilities in foreign currencies....................................         7,503,793            28,024,106
                                                                                     ---------------        ---------------
       Net increase in net assets resulting from operations.....................     $  21,108,507          $ 42,426,825
                                                                                     ---------------        ---------------
   Distributions to shareholders (Note 1F) -
     From net investment income.................................................     $ (2,127,940)          $ (2,603,140)
     From net realized gain.....................................................       (1,295,052)              (227,144)
                                                                                     ---------------        ---------------
       Total distributions......................................................     $ (3,422,992)          $ (2,830,284)
                                                                                     ---------------        ---------------
   Net increase in net assets from fund share transactions (Note 4) ............     $  37,263,645          $ 68,707,253
                                                                                     ---------------        ---------------
   Net increase in net assets...................................................     $  54,949,160          $108,303,794

NET ASSETS:

   At beginning of period.......................................................       218,201,172           109,897,378
                                                                                     ---------------        --------------
   At end of period.............................................................     $ 273,150,332          $218,201,172
                                                                                     ===============        ===============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET ASSETS
AT END OF PERIOD................................................................     $   1,096,668          $     55,481
                                                                                     ===============        ===============


See notes to financial statements

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)
------------------------------------------------------------------------------


                                                Six Months
                                               Ended June 30                      Year Ended December 31,
                                               ---------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                              2007(1)      2006(1)      2005 (1)       2004        2003(1)     2002(1)
--------------------------------------------------------------------------------------------------------------------------------
                                                (Unaudited)


Net asset value, beginning of period........       $22.830      $18.060      $15.070      $12.890      $ 9.840     $11.510
                                                 ---------    ---------     ---------    ---------    ---------    ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
     Net investment income..................       $ 0.311      $ 0.255      $ 0.129      $ 0.128      $ 0.073     $ 0.070
     Net realized and unrealized gain (loss)         1.739        4.859        3.028        2.140        3.044      (1.740)
                                                 ---------    ---------     ---------    ---------    ---------    ---------
         Total income (loss)
            from investment operations......       $ 2.050      $ 5.114      $ 3.157      $ 2.268      $ 3.117    $ (1.670)
                                                 ---------    ---------     ---------    ---------    ---------    ---------
LESS DISTRIBUTIONS:
     Distributions from investment income...      $ (0.214)    $ (0.320)    $ (0.167)    $ (0.088)    $ (0.067)    $ -
     Distributions from capital gains.......        (0.130)      (0.024)       -            -            -           -
                                                 ---------    ---------     ---------    ---------    ---------    ---------
         Total distributions................      $ (0.344)    $ (0.344)    $ (0.167)     $(0.088)    $ (0.067)    $ -
                                                 ---------    ---------     ---------    ---------    ---------    ---------
Redemption fees.............................       $ 0.004        -            -            -            -           -
                                                 ---------    ---------     ---------    ---------    ---------    ---------
Net asset value, end of period..............       $24.540      $22.830      $18.060      $15.070      $12.890     $ 9.840
                                                 =========    =========     =========    =========    =========    =========

TOTAL RETURn(2) ............................         9.16%       28.49%       21.13%       17.71%       31.96%     (14.51)%

RATIOS/SUPPLEMENTAL DATA

     Net assets, end of period (000 omitted)      $273,150     $218,201     $109,897      $ 62,266     $ 54,586    $ 50,835
     Ratios (As a percentage of average
      daily net assets):
      Net expenses..........................         1.44%(5)     1.46%        1.66%         1.72%        1.80%       1.66%(3)
      Net expenses after custodian fee reduction     1.40%(5)     1.37%        1.62%         1.71%        1.80%       1.65%
      Interest expense......................         0.05%(5)    --           --           --            --         --
      Net investment income.................         2.65%(5)     1.26%        0.81%        0.97%        0.81%       0.65%
     Portfolio turnover rate  ..............           43%         116%           99%         121%         77%       62%(4)

--------------------------------------------------------------------------------------------------------------------------------

(1)Certain per share amounts are based on average shares outstanding.
(2)Total return is calculated  assuming a purchase at the net asset value on the first  day and a sale at the net asset  value on the last day of each  period reported. Dividends and distributions,  if any, are assumed to be invested at the net asset value on the reinvestment date.
(3)Includes the Fund's share of its corresponding portfolio's allocated expenses (Note 1).
(4)Represents portfolio turnover rate of the Fund's corresponding portfolio (Note 1).
(5)Annualized.


See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Wright Managed Equity Trust (the Trust), issuer of Wright Selected Blue Chip Equities Fund (WSBC) series, Wright Major Blue Chip Equities Fund (WMBC) series, and Wright International Blue Chip Equities Fund (WIBC) series
(collectively, the Funds), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Funds seek to provide total return consisting of price appreciation and current income. Prior to December 20, 2002, WSBC and WIBC invested all of their investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding fund. Subsequent to December 20, 2002, the Funds invest directly in securities rather than through the Portfolios and maintain the same investment objectives.

     The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuation - Securities listed on securities exchanges or in the NASDAQ Global or Global Select Market are valued at closing sale prices, if those prices are deemed to be representative of market values at the close of business. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates fair value. Securities for which market quotations are unavailable or deemed not to be representative of market values at the close of business are appraised at their fair value as determined in good faith by or at the direction of the Trustees.

B. Foreign Currency Translation - Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are translated into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

C. Income - Dividend income and distributions to shareholders are recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

D. Expense Reduction - Investors Bank & Trust (IBT) serves as custodian to the Funds. Effective July 2, 2007, the parent company of IBT was acquired by State Street Corporation. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Funds maintain with IBT. All credit balances, if any, used to reduce a Fund's custodian fees are reported as a reduction of total expenses on the Statement of Operations.

E. Federal Taxes - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2006, WMBC, for federal income tax purposes, had capital loss carryovers of $20,503,370 which will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryovers will expire as follows:

         12/31
-------------------------------------------------------------------------
         2009                 $      669,204
         2010                     17,603,398
         2011                      2,230,768
-------------------------------------------------------------------------


     At December 31, 2006, net currency losses of $19,651 for WIBC attributable to security transactions incurred after October 31, 2006 are treated as arising on the first day of the Fund's taxable year ending December 31, 2007. Withholding taxes on foreign dividends have been provided for in accordance with the Trust's understanding of the applicable country's tax rules and rates.

F. Distributions to Shareholders - The Trust's policy is to distribute quarterly substantially all of the net investment income of WSBC and WMBC and to distribute annually the net investment income of WIBC. Net realized capital gains will be distributed at least annually. Distributions are paid in the form of additional shares of the Fund or at the election of the shareholder, in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are classified to paid-in capital.

G.   Other - Investment transactions are accounted for on a trade-date basis.

H. Redemption Fees - Upon the redemption of WIBC shares within three months after purchase, a fee of 2% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. Redemption fees are accounted for as an addition to paid-in capital.

I. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

J. Interim Financial Statements - The interim financial statements relating to June 30, 2007 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Trust's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

(2)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged Wright Investors' Service, Inc. (Wright) to act as investment adviser to the Funds pursuant to an Investment Advisory Contract. Wright furnishes the Funds with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the six months ended June 30, 2007, the effective annual rate was 0.79% for WIBC and 0.60% for WSBC and WMBC. Wright voluntarily waived adviser fees of $30,362 on behalf of WSBC. The Trust also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets which rate is reduced as average daily net assets exceed certain levels. For the six months ended June 30, 2007, the effective annual rate was 0.12% for WSBC and WMBC, and 0.11% for WIBC. Certain of the Trustees and officers of the Trust are Trustees or officers of the above organizations. Except as to Trustees of the Trust who are not employees of Eaton Vance or Wright, Trustees and officers receive remuneration for their services to the Trust out of the fees paid to Eaton Vance and Wright.

(3)  DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the 1940 Act. The Plan provides that each of the Funds will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter), a wholly-owned subsidiary of The Winthrop Corporation and an affiliate of Wright, an annual rate of 0.25% of each Fund's average daily net assets for activities primarily intended to result in the sale of each Fund's shares. Under a written agreement in effect through the current fiscal year, Wright has agreed to waive a portion of its advisory fee and/or distribution fees and assume operating expenses to the extent necessary to limit expense ratios to 1.25% after custodian fee reductions, if any, for both WSBC and WMBC. Pursuant to this agreement, the principal underwriter made a reduction of its fees of $35,813 on behalf of WSBC. In addition, the Trustees have adopted a service plan (the Service Plan) which allows the Funds to reimburse the Principal Underwriter for payments to intermediaries for providing account administration and account maintenance services to their customers who are beneficial owners of shares. The combined amount of service fee payable under the Service Plan and Rule 12b-1 distribution fees may not exceed 0.25% annually of the average daily net assets of a Fund.
For the six months ended June 30, 2007, the Funds did not accrue or pay any service fees.

(4)  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


                                                               For the Six Month Ended                 Year Ended
                                                              June 30, 2007 (Unaudited)             December 31, 2006
                                                              -------------------------             -----------------
                                                              Shares            Amount          Shares            Amount
--------------------------------------------------------------------------------------------------------------------------------

Wright Selected Blue Chip Equities Fund
   Sold...................................................       67,151   $      850,300        536,776     $   6,889,335
   Issued to shareholders in payment of distributions
    declared..............................................      184,037        2,120,106        297,905         3,759,968
   Redemptions............................................  (1,243,558)     (15,560,109)     1,367,163)      (17,007,602)
                                                            ------------  ----------------   ------------   ----------------
     Net increase (decrease)..............................    (992,370)   $ (12,589,703)      (532,482)     $ (6,358,299)
                                                            ============  ================   ============   ================

Wright Major Blue Chip Equities Fund

   Sold..................................................       186,546   $   2,637,113)         600,054    $   7,758,465
   Issued to shareholders in payment of distributions
    declared.............................................         5,713           77,005          18,825          257,085
   Redemptions............................................    (677,724)      (9,688,551)     (1,403,539)      (18,032,693)
                                                            ------------  ----------------   ------------   ----------------
     Net decrease.........................................    (485,465)   $  (6,974,433)       (784,660)    $ (10,017,143)
                                                            ============  ================   ============   ================

Wright International Blue Chip Equities Fund

   Sold...................................................    3,541,819   $   84,450,030       6,330,093    $ 126,455,231
   Issued to shareholders in payment of distributions
    declared..............................................      131,789        2,929,678         109,592        2,341,138

   Redemptions............................................  (2,101,522)     (50,159,205)     (2,964,763)      (60,089,116)
   Redemption fees........................................            -           43,142               -                 -
                                                            ------------  ----------------   ------------   ----------------
     Net increase.........................................    1,572,086   $   37,263,645       3,474,922    $   68,707,253
                                                            ============  ================   =============  ================



 (5) INVESTMENT TRANSACTIONS

     Purchases and sales of investments, other than short-term obligations were as follows:

                                                                       Six Months Ended June 30, 2007
                                                           --------------------------------------------------------
                                                              WSBC                  WMBC                  WIBC
--------------------------------------------------------------------------------------------------------------------------------

          Purchases..............................         $  10,611,596         $ 18,026,249         $  139,825,978
                                                           ============         ============           ============

          Sales..................................         $  24,853,690         $ 24,131,370         $  104,237,673
                                                           ============         ============           ============

--------------------------------------------------------------------------------------------------------------------------------



(6)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) of the investment securities owned at June 30, 2007, as computed on a federal income tax basis, are as follows:

                                                              WSBC                  WMBC                  WIBC
--------------------------------------------------------------------------------------------------------------------------------

          Aggregate Cost.........................        $   21,556,772         $ 50,262,354         $  218,926,419
                                                           ============         ============           ============
          Gross unrealized appreciation..........             6,998,261           11,561,213           51,599,435
          Gross unrealized depreciation..........             (526,927)            (607,018)            (2,380,690)
                                                           ------------         ------------           ------------
          Net unrealized appreciation............        $    6,471,334         $10,954,195          $   49,218,745
                                                           ============         ============           ============


The net unrealized appreciation on foreign currency for WIBC is $10,728 at June 30, 2007 .

(7)  LINE OF CREDIT

     The Funds participate with other funds managed by Wright in a committed $10 million unsecured line of credit agreement with a bank. The Funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each Fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $10 million line of credit, is allocated among the participating funds at the end of each quarter. At June 30, 2007, WSBC and WMBC had balances outstanding pursuant to this line of credit of $491,000 and $791,000, respectively.

     The average borrowings and average interest rate for the six months ended June 30, 2007 are as follows:

                            WSBC        WMBC        WIBC
-------------------------------------------------------------------------------

 Average borrowing       $ 340,618   $  171,785   $1,823,536
 Average interest rate          6%           6%           6%

-------------------------------------------------------------------------------


(8)  RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

     Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Trust, political or financial instability or diplomatic and other developments which could affect such investments.

(9)  FINANCIAL INSTRUMENTS

     The Funds may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities and to assist in managing exposure to various market risks. These financial instruments include written options, financial futures contracts, forward foreign currency contracts, credit default swaps, and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

(10) RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

     In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of June 30, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

     In September 2006, FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Funds' financial statement disclosures.

WRIGHT TOTAL RETURN BOND FUND (WTRB)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - June 30, 2007 (Unaudited)

Face                                                                  Coupon        Maturity                       Current
Amount            Description                                          Rate           Date           Value          Yield
------------------------------------------------------------------------------------------------------------------------------


ASSET-BACKED SECURITIES - 2.3%

$   210,000       Credit-Based Asset Servicing and Securities,
                  Series 2005-CB7 AF2                                  5.147%        11-25-35   $   208,575         5.2%
    405,000       Structured Asset Securities Corp.,
                   Series 2004-23XS 1A4                                4.930%        01-25-35       395,389         5.0%
                                                                                                ------------
Total Asset Backed Securities (identified cost, $607,105)                                       $   603,964
                                                                                                ------------


COMMERCIAL MORTGAGE-BACKED SECURITIES - 7.2%

$   220,000       Citigroup Commercial Mortgage Trust,
                   Series 2004-C2 A5                                   4.733%        10-15-41   $   206,803         5.0%
    285,000       CS First Boston Mortgage Securities Corp.,
                   Series 2003-C3 A5                                   3.936%       05-15-38        260,706         4.3%
    330,000       JP Morgan Chase Commercial Mortgage Securities,
                  Series 2004-C3 A5                                    4.878%        01-15-42       312,186         5.2%
    265,000       Lehman Brothers UBS, Series 2006-C6 A4               5.372%        09-15-39       256,081         5.6%
    270,000       Merrill Lynch Mortgage Trust, Series 2005-LC1 A4     5.291%        01-12-44       260,608         5.5%
    420,000       Merrill Lynch/Countrywide Commercial Mortgage Trust,
                  Series 2006-2 A4                                     5.910%        06-12-46       423,386         5.9%
    158,335       Salomon Brothers Mortage Securities VII,
                   Series 2002-KEY2 A2                                 4.467%        03-18-36       153,788         4.6%
                                                                                                ------------
Total Commercial Mortgage-Backed Securities (identified cost, $1,918,607)                       $ 1,873,558
                                                                                                ------------


NON-AGENCY MORTGAGE-BACKED SECURITIES - 1.1%

$   292,847       First Horizon Alternative Mortgage Securities,
                  Series 2005-AA10 1A2                                 5.776%        12-25-35   $   292,186         5.8%
                                                                                                ------------
Total Non-Agency Mortgage-Backed Securities (identified cost, $292,847)                         $   292,186
                                                                                                ------------


CORPORATE BONDS -16.0%

AUTOMOBILE -- 0.5%
-------------------
$   125,000       DaimlerChrysler North America Holding Co.            7.200%        09-01-09    $  129,076         7.0%

BANKS & MISCELLANEOUS FINANCIAL-- 1.8%
--------------------------------------
$   255,000       HSBC Finance Corp.                                   4.125%        11-16-09   $   247,753         4.2%
    200,000       Royal Bank of Scotland Group PLC                     7.648%        08-31-49       223,629         6.8%

BUILDING - RESIDENTIAL/COMMERCIAL-- 0.4%
----------------------------------------
$   110,000       Centex Corp.                                         7.875%        02-01-11   $   115,519         7.5%

CABLE TV-- 0.4%
---------------
$   100,000       Comcast Cable Communications Holdings                5.875%        02-15-18   $    97,040         6.1%
COMMUNICATIONS EQUIPMENT-- 0.5%
-------------------------------
$   140,000       Harris Corp.                                         5.000%        10-01-15   $   130,516         5.4%

DIVERSIFIED FINANCIALS-- 3.5%
-----------------------------
$   180,000       Countrywide Home Loans                               6.250%        04-15-09   $   182,147         6.2%
    255,000       General Electric Capital Corp.                       5.875%        02-15-12       258,243         5.8%
    220,000       Goldman Sachs Group, Inc.                            6.450%        05-01-36       216,719         6.5%
    245,000       International Lease Finance Corp.                    5.875%        05-01-13       246,944         5.8%

ELECTRIC UTILITIES-- 0.8%
-------------------------
$   130,000       American Electric Power                              5.250%        06-01-15   $   124,873         5.5%
     90,000       Dominion Resources, Inc.                             6.300%        03-15-33        89,333         6.3%

INFORMATION TECHNOLOGY-- 1.7%
-----------------------------
$   235,000       Cisco Systems, Inc.                                  5.500%        02-22-16   $   229,703         5.6%
    220,000       Oracle Corp.                                         5.000%        01-15-11       217,004         5.1%

INSURANCE -- 1.2%
------------------
$   130,000       Fund American Cos., Inc.                             5.875%        05-15-13   $   127,992         6.0%
    200,000       St. Paul Travelers                                   5.500%        12-01-15       194,556         5.7%

MEDICAL -- 0.5%
---------------
$   125,000       Hospira, Inc.                                        4.950%        06-15-09   $   123,818         5.0%

OIL & GAS-- 0.9%
----------------
$   130,000       Oneok, Inc.                                          5.510%        02-16-08   $   130,016         5.5%
    115,000       Sempra Energy                                        6.000%        02-01-13       116,978         5.9%

PIPELINES -- 0.5%
------------------
$   120,000       Duke Capital Corp.                                   7.500%        10-01-09   $   124,817         7.2%

SEMICONDUCTOR EQUIPMENT & PRODUCTS-- 0.7%
-----------------------------------------
$   165,000       Applied Material, Inc.                               7.125%        10-15-17   $   176,713         6.7%

TELECOMMUNICATIONS -- 2.6%
---------------------------
$   125,000       AT&T Wireless Services, Inc.                         7.875%        03-01-11   $   134,504         7.3%
     70,000       British Telecom PLC                                  8.875%        12-15-30        91,872         6.8%
    120,000       Deutsche Telekom International Finance Telecom SA    8.000%        06-15-10       127,987         7.5%
    120,000       France Telecom SA                                    7.750%        03-01-11       128,307         7.2%
    175,000       Verizon Global Funding Corp.                         7.750%        12-01-30       196,588         6.9%
                                                                                                ------------
Total Corporate Bonds (identified cost, $4,244,335)                                              $4,182,647
                                                                                                ------------

GOVERNMENT INTERESTS - 72.0%

MORTGAGE-BACKED SECURITIES-- 50.8%
----------------------------------
$   301,343 FHLMC Series 1983 Z                                        6.500%        12-15-23   $   309,088         6.3%
    371,234 FHLMC Series 2044                                          6.500%        04-15-28       375,703         6.4%
    249,670 FHLMC Gold Pool #A32600                                    5.500%        05-01-35       241,403         5.7%
    775,785 FHLMC Gold Pool #A35363                                    5.000%        07-01-35       729,214         5.3%
    448,852 FHLMC Gold Pool #A58218                                    6.500%        03-01-37       453,603         6.4%
     79,962 FHLMC Gold Pool #C01646                                    6.000%        09-01-33        79,635         6.0%
    175,050 FHLMC Gold Pool #C47318                                    7.000%        09-01-29       182,984         6.7%
    606,980 FHLMC Gold Pool #C55780                                    6.000%        01-01-29       606,282         6.0%
    299,009 FHLMC Gold Pool #C91046                                    6.500%        05-01-27       303,527         6.4%
    140,351 FHLMC Gold Pool #D66753                                    6.000%        10-01-23       139,951         6.0%
     20,856 FHLMC Gold Pool #E00903                                    7.000%        10-01-15        21,524         6.8%
    437,895 FHLMC Gold Pool #G01035                                    6.000%        05-01-29       437,134         6.0%
    182,772 FHLMC Gold Pool #G01842                                    4.500%        06-01-35       166,401         4.9%
    146,812 FHLMC Gold Pool #M30297                                    4.000%        09-01-18       136,671         4.3%
    168,537 FHLMC Gold Pool #N30514                                    5.500%        11-01-28       164,990         5.6%
    446,716 FHLMC Gold Pool #P00024                                    7.000%        09-01-32       457,381         6.8%
     69,737 FHLMC Gold Pool #P50031                                    7.000%        08-01-18        72,374         6.7%
     53,631 FHLMC Gold Pool #P50064                                    7.000%        09-01-30        55,659         6.7%
    223,508 FHLMC Pool #1B1291                                         4.393% (1)    11-01-33       221,461         4.4%
    662,902 FHLMC Pool #1G0233                                         4.987% (1)    05-01-35       656,104         5.1%
     46,918 FHLMC Pool #27663                                          7.000%        06-01-29        48,523         6.8%
    153,377 FHLMC Pool #781071                                         5.185% (1)    11-01-33       150,293         5.3%
    122,558 FHLMC Pool #781804                                         5.067% (1)    07-01-34       119,480         5.2%
     62,469 FHLMC Pool #781884                                         5.143% (1)    08-01-34        61,092         5.3%
    146,728 FHLMC Pool #782862                                         5.008% (1)    11-01-34       144,236         5.1%
    180,754 FNMA Pool #555783                                          4.500%        10-01-33       164,950         4.9%
    264,469 FNMA Pool #21618                                           5.000%        07-01-33       249,162         5.3%
    146,720 FNMA Pool #253057                                          8.000%        12-01-29       155,244         7.6%
     63,479 FNMA Pool #254845                                          4.000%        07-01-13        61,152         4.2%
     63,096 FNMA Pool #254863                                          4.000%        08-01-13        60,759         4.2%
    175,151 FNMA Pool #254865                                          4.500%        09-01-18       166,945         4.7%
    472,606 FNMA Pool #254904                                          5.500%        10-01-33       457,978         5.7%
    199,769 FNMA Pool #255958                                          5.000%        10-01-35       185,626         5.4%
     38,639 FNMA Pool #479477                                          6.000%        01-01-29        38,521         6.0%
     39,131 FNMA Pool #489357                                          6.500%        03-01-29        39,942         6.4%
     33,598 FNMA Pool #535332                                          8.500%        04-01-30        36,091         7.9%
    175,968 FNMA Pool #545317                                          5.500%        11-01-16       174,078         5.6%
    233,406 FNMA Pool #545407                                          5.500%        01-01-32       226,215         5.7%
     56,489 FNMA Pool #545782                                          7.000%        07-01-32        59,083         6.7%
     49,709 FNMA Pool #597396                                          6.500%        09-01-31        50,684         6.4%
    224,892 FNMA Pool #709423                                          4.517%(1)     06-01-33       221,828         4.6%
     72,029 FNMA Pool #725866                                          4.500%        09-01-34        65,640         4.9%
    276,893 FNMA Pool #734922                                          4.500%        09-01-33       252,682         4.9%
    190,461 FNMA Pool #738630                                          5.500%        11-01-33       184,566         5.7%
    556,285 FNMA Pool #745467                                          5.810%(1)     04-01-36       555,275         5.8%
    219,798 FNMA Pool #747529                                          4.500%        10-01-33       200,580         4.9%
    297,697 FNMA Pool #753189                                          4.000%        12-01-33       263,529         4.5%
    426,394 FNMA Pool #765218                                          4.000%        01-01-34       377,455         4.5%
    768,391 FNMA Pool #781893                                          4.500%        11-01-31       704,920         4.9%
    273,590 FNMA Pool #807804                                          5.500%        03-01-35       264,585         5.7%
     79,001 FNMA Pool #809888                                          4.500%        03-01-35        71,936         4.9%
     91,783 GNMA Pool #3095                                            6.500%        06-20-31        93,789         6.4%
    240,074 GNMA Pool #374892                                          7.000%        02-15-24       250,260         6.7%
     56,951 GNMA Pool #376400                                          6.500%        02-15-24        58,087         6.4%
     79,908 GNMA Pool #379982                                          7.000%        02-15-24        83,298         6.7%
    231,765 GNMA Pool #393347                                          7.500%        02-15-27       242,985         7.2%
     98,269 GNMA Pool #410081                                          8.000%        08-15-25       104,209         7.5%
     37,274 GNMA Pool #427199                                          7.000%        12-15-27        38,886         6.7%
     31,108 GNMA Pool #436214                                          6.500%        02-15-13        31,852         6.3%
     26,428 GNMA Pool #442996                                          6.000%        06-15-13        26,674         5.9%
    106,187 GNMA Pool #448490                                          7.500%        03-15-27       111,328         7.2%
     55,104 GNMA Pool #458762                                          6.500%        01-15-28        56,302         6.4%
     83,239 GNMA Pool #460726                                          6.500%        12-15-27        85,024         6.4%
     35,539 GNMA Pool #463839                                          6.000%        05-15-13        35,870         5.9%
     16,870 GNMA Pool #488924                                          6.500%        11-15-28        17,237         6.4%
     19,230 GNMA Pool #510706                                          8.000%        11-15-29        20,415         7.5%
     94,393 GNMA Pool #581536                                          5.500%        06-15-33        91,813         5.7%
    204,139 GNMA II Pool #2630                                         6.500%        08-20-28       208,705         6.4%
     62,464 GNMA II Pool #2671                                         6.000%        11-20-28        62,368         6.0%
      9,062 GNMA II Pool #2909                                         8.000%        04-20-30         9,589         7.6%
     24,014 GNMA II Pool #2972                                         7.500%        09-20-30        25,061         7.2%
      9,155 GNMA II Pool #2973                                         8.000%        09-20-30         9,687         7.6%


U.S. TREASURIES-- 21.2%
-----------------------
$   410,000 U.S. Treasury Bond                                         8.125%        08-15-19   $   518,586         6.4%
  1,055,000 U.S. Treasury Bond                                         6.125%        11-15-27     1,176,160         5.5%
    400,000 U.S. Treasury Note                                         3.375%        11-15-08       391,625         3.4%
  2,345,000 U.S. Treasury Note                                         5.000%        08-15-11     2,355,993         5.0%
  1,156,995       U.S. Treasury Inflation Index Note                   2.000%        01-15-14     1,112,253         2.1%
                                                                                                ------------
Total Government Interests (identified cost, $19,104,941)                                       $18,842,195
                                                                                                ------------


SHORT-TERM INVESTMENTS -- 2.5%

$   665,000       Federal Home Loan Bank Discount Note                               07-12-07   $   663,962         5.1%
                                                                                                ------------
Total Short-term Investments (identified cost, $663,962) -- 2.5%                                $   663,962
                                                                                                ------------


TOTAL INVESTMENTS (identified cost, $26,831,797) -- 101.1%                                      $26,458,512

OTHER ASSETS, LESS LIABILITIES -- (1.1%)                                                           (293,637)
                                                                                                 ------------

NET ASSETS-- 100.0%                                                                             $26,164,875
                                                                                                ============




FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association

(1) Adjustable rate security. Rate shown is the rate at period end.

See notes to financial statements

WRIGHT TOTAL RETURN BOND FUND (WTRB)
-------------------------------------------------------------------------------


                   STATEMENT OF ASSETS AND LIABILITIES

                        June 30, 2007 (Unaudited)
-------------------------------------------------------------------------------


ASSETS:
  Investments, at value
   (identified cost of $26,831,797) (Note 1A)  $ 26,458,512
  Cash....................................           97,902
  Receivable for investments sold.........           16,622
  Receivable for fund shares sold.........           58,928
  Interest receivable.....................          215,612
  Other assets............................           24,557
                                               ------------
    Total assets..........................     $ 26,872,133
                                               ------------


LIABILITIES:
  Payable for investments purchased.......     $    664,268
  Payable for fund shares reacquired......            2,738
  Distributions payable...................           24,464
  Payable to affiliate for adviser fees...              490
  Payable to affiliate for Trustees' fees.               36
  Payable to affiliate for distribution fees            178
  Accrued expenses and other liabilities..           15,084
                                               ------------
    Total liabilities.....................     $    707,258
                                               ------------

NET ASSETS................................     $ 26,164,875
                                               =============


NET ASSETS CONSIST OF:
  Paid-in capital.........................     $ 29,998,051
  Accumulated undistributed net realized loss on
  investments (computed on the basis of identified
  cost)...................................      (3,428,150)
  Unrealized depreciation on investments
   (computed on the basis of identified cost)     (373,285)
  Distributions in excess of net
   investment income......................         (31,741)
                                               ------------
   Net assets applicable to outstanding
     shares..............................      $26,164,875
                                               ============

SHARES OF BENEFICIAL INTEREST
  OUTSTANDING.............................        2,168,293
                                               ============

NET ASSET VALUE, OFFERING PRICE, AND
  REDEMPTION PRICE PER SHARE OF
  BENEFICIAL INTEREST.....................     $      12.07
                                               ============



See notes to financial statements



                           STATEMENT OF OPERATIONS

                  Six Months Ended June 30, 2007 (Unaudited)
------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1B)
   Interest income........................     $    795,451
                                               ------------

  Expenses -
   Investment adviser fee (Note 3)........     $     66,222
   Administrator fee (Note 3).............           10,301
   Compensation of Trustees who are not employees
    of the investment adviser or administrator        9,706
   Custodian fee (Note 1C)................           33,670
   Distribution expenses (Note 4).........           36,790
   Transfer and dividend disbursing agent fees       10,261
   Printing...............................            1,830
   Interest expense.......................            1,149
   Shareholder communications.............              810
   Audit services.........................            8,999
   Legal services.........................            3,092
   Registration costs.....................            8,158
   Miscellaneous..........................            1,905
                                               ------------
    Total expenses........................     $    192,893
                                               ------------

  Deduct -
   Reduction of custodian fee (Note 1C)...     $    (4,495)
   Reduction of investment adviser fee (Note 3)    (15,910)
   Reduction of distribution expenses by
    principal underwriter (Note 4)........         (36,790)
                                               ------------
   Total deductions.......................     $   (57,195)
                                               ------------
    Net expenses..........................     $    135,698
                                               ------------
     Net investment income................     $    659,753
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investment transactions
   (identified cost basis)................     $  (174,490)
  Change in unrealized depreciation
   on investments.........................        (307,126)
                                               ------------

   Net realized and unrealized loss on
    investments...........................     $  (481,616)
                                               ------------

    Net increase in net assets from operations $   178,137
                                              =============


See notes to financial statements

WRIGHT TOTAL RETURN BOND FUND (WTRB)
-------------------------------------------------------------------------------



                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2007      December 31, 2006
--------------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $     659,753          $  1,453,692
     Net realized loss on investments...........................................         (174,490)             (647,060)
     Change in unrealized appreciation (depreciation) on investments............         (307,126)               193,494
                                                                                     ---------------        ---------------
       Net increase in net assets resulting from operations.....................     $     178,137          $  1,000,126
                                                                                     ---------------        ---------------

   Distributions to shareholders (Note 2) -
     From net investment income.................................................     $   (684,411)          $ (1,629,189)
                                                                                     ---------------        ---------------
       Total distributions......................................................     $   (684,411)          $ (1,629,189)
                                                                                     ---------------        ---------------
   Net decrease in net assets from fund share transactions (Note 5).............     $ (4,194,570)          $ (9,793,330)
                                                                                     ---------------        ---------------
       Net decrease in net assets...............................................     $ (4,700,844)          $(10,422,393)

NET ASSETS:
   At beginning of period.......................................................        30,865,719            41,288,112
                                                                                     ---------------        ---------------
   At end of period.............................................................     $  26,164,875          $ 30,865,719
                                                                                     ===============        ===============

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END OF PERIOD......................................     $    (31,741)          $     (7,083)
                                                                                     ===============        ===============

See notes to financial statements


WRIGHT TOTAL RETURN BOND FUND (WTRB)
-------------------------------------------------------------------------------



                                                Six Months
                                               Ended June 30                      Year Ended December 31,
                                              ----------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                               2007         2006          2005         2004         2003        2002
--------------------------------------------------------------------------------------------------------------------------------
                                                (Unaudited)

Net asset value, beginning of period........     $ 12.290     $ 12.430     $  12.770    $  12.870    $  13.010     $ 12.550
                                                 ---------    ---------    ---------    ---------    ---------     ---------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

   Net investment income(1) ................     $  0.273     $  0.483     $   0.465    $   0.453    $   0.483     $  0.639
   Net realized and unrealized gain (loss)..       (0.209)      (0.082)       (0.271)      (0.011)      (0.066)       0.461
                                                 ---------    ---------    ---------    ---------    ---------     ---------
     Total income from investment operations     $  0.064     $  0.401     $   0.194    $   0.442    $   0.417     $  1.100
                                                 ---------    ---------    ---------    ---------    ---------     ---------
LESS DISTRIBUTIONS:

   Distributions from investment income.....     $ (0.284)    $ (0.541)    $  (0.534)   $  (0.542)   $  (0.557)    $ (0.640)
                                                 ---------    ---------    ---------    ---------    ---------     ---------
     Total distributions....................     $ (0.284)    $ (0.541)    $  (0.534)   $  (0.542)   $  (0.557)    $ (0.640)
                                                 ---------    ---------    ---------    ---------    ---------     ---------
Net asset value, end of period..............     $ 12.070     $ 12.290     $ 12.430     $ 12.770     $  12.870     $ 13.010
                                                 =========    =========    =========    =========    =========     =========

TOTAL RETURN(2) ............................        0.51%        3.34%        1.54%        3.52%         3.25%        9.03%

RATIOS/SUPPLEMENTAL DATA(1):

   Net assets, end of period (000 omitted)..     $ 26,165     $ 30,866     $ 41,288     $ 38,213     $  42,317     $ 39,404
   Ratios (As a percentage of average
     daily net assets):
    Net expenses............................        0.96%(3)     0.99%        0.98%        0.96%        0.95%        0.96%
    Net expenses after custodian fee reduction      0.92%(3)     0.95%        0.95%        0.95%        0.95%        0.95%
  Interest expense..........................        0.01%(3)    --            --           --           --         --
    Net investment income...................        4.49%(3)     3.96%        3.66%        3.58%        3.67%        4.92%
   Portfolio turnover rate..................           65%         90%          86%          64%         131%          68%

--------------------------------------------------------------------------------------------------------------------------------


(1)For the six months ended June 30, 2007 and for the years ended December 31, 2006, 2005, 2004, 2003, and 2002, the operating expenses of the Fund were reduced by an allocation of expenses to the investment adviser, and/or a reduction in distribution expenses by the distributor. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                   2007         2006          2005         2004         2003         2002
--------------------------------------------------------------------------------------------------------------------------------

   Net investment income per share..........     $  0.250     $  0.453     $  0.439     $  0.429     $   0.455     $  0.621
                                                 =========    =========    =========    =========    =========     =========

   Ratios (As a percentage of average net assets):

     Expenses...............................         1.31%(3)    1.23%         1.18%        1.18%        1.17%        1.09%
                                                 =========    =========    =========    =========    =========     =========
     Expenses after custodian fee reduction.         1.28%(3)    1.19%         1.15%        1.17%        1.17%        1.08%
                                                 =========    =========    =========    =========    =========     =========
     Interest expense.......................         0.01%(3)   --            --           --            --          --
                                                 ==========   ==========   ==========   ==========   ==========   ==========
     Net investment income..................         4.13%(3)    3.72%         3.46%        3.36%        3.46%        4.78%
                                                 =========    =========    =========    =========    =========     =========

--------------------------------------------------------------------------------------------------------------------------------


(2)Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(3)Annualized.

See notes to financial statements

WRIGHT CURRENT INCOME FUND (WCIF)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - June 30, 2007 (Unaudited)

Face                                                                    Coupon        Maturity                      Current
Amount            Description                                            Rate           Date           Value         Yield
--------------------------------------------------------------------------------------------------------------------------------


ASSET-BACKED SECURITIES - 5.1%
------------------------------

$  278,396        Bear Stearns Adjustable Rate Mortgage Trust,
                   Series 2003-4, Class 3A1                              4.955%(1)    07-25-33    $   270,497         5.1%
   796,178        Chase Mortgage Finance Corporation,
                   Series 2003-S3, Class A16                             5.000%       11-25-33        743,307         5.4%
   551,252        Countrywide Home Loans,
                   Series 2006-J1, Class 3A1                             6.000%       02-25-36        547,424         6.0%
   451,496        Vendee Mortgage Trust, Series 1998-1 2E                7.000%       09-15-27        462,060         6.8%


MORTGAGE-BACKED SECURITIES - 93.8%
----------------------------------

$   49,524        FHLMC Gold Pool #C00548                                7.000%       08-01-27     $   51,203         6.8%
   150,256        FHLMC Gold Pool #C00778                                7.000%       06-01-29        155,395         6.8%
   216,238        FHLMC Gold Pool #C47318                                7.000%       09-01-29        226,039         6.7%
   120,071        FHLMC Gold Pool #D81642                                7.500%       08-01-27        125,685         7.2%
   132,124        FHLMC Gold Pool #E00678                                6.500%       06-01-14        135,189         6.4%
   135,736        FHLMC Gold Pool #E00721                                6.500%       07-01-14        138,886         6.4%
   145,155        FHLMC Gold Pool #E81704                                8.500%       05-01-15        153,611         8.0%
   625,991        FHLMC Gold Pool #E88471                                7.500%       01-01-17        648,831         7.2%
   163,460        FHLMC Gold Pool #E90181                                6.500%       06-01-17        166,886         6.4%
   909,058        FHLMC Gold Pool #E91228                                5.000%       09-01-17        881,964         5.2%
   122,970        FHLMC Gold Pool #G00812                                6.500%       04-01-26        125,215         6.4%
   365,543        FHLMC Gold Pool #G01842                                4.500%       06-01-35        332,802         4.9%
   194,363        FHLMC Gold Pool #M90767                                4.500%       11-01-07        193,424         4.5%
   222,409        FHLMC Gold Pool #M90796                                4.000%       02-01-08        220,157         4.0%
   233,005        FHLMC Gold Pool #M90802                                4.000%       03-01-08        230,486         4.0%
   491,949        FHLMC Gold Pool #M90941                                4.500%       08-01-09        487,167         4.5%
   221,706        FHLMC Pool #1B1291                                     4.393%(1)    11-01-33        219,675         4.4%
   557,888        FHLMC Pool #1G0233                                     5.018%       05-01-35        552,167         5.1%
   200,000        FHLMC Pool #2176 OJ                                    7.000%       08-15-29        204,849         6.8%
   149,028        FHLMC Pool #2201 C                                     8.000%       11-15-29        154,498         7.7%
   302,615        FHLMC Pool #2457 PE                                    6.500%       06-15-32        304,807         6.5%
   122,339        FHLMC Pool #765183                                     5.880%(1)    08-01-24        122,113         5.8%
   186,573        FHLMC Pool #D82572                                     7.000%       09-01-27        192,899         6.8%
   434,304        FHLMC Series 15                                        7.000%       07-25-23        445,022         6.8%
    66,333        FNMA Pool #254227                                      5.000%       02-01-09         66,116         5.0%
    22,946        FNMA Pool #254505                                      5.000%       11-01-09         22,871         5.0%
 1,097,868        FNMA Pool #255669                                      4.500%       02-01-35        999,676         4.9%
   590,228        FNMA Pool #255958                                      5.000%       10-01-35        548,441         5.4%
   308,033        FNMA Pool #313953                                      7.000%       12-01-17        320,556         6.7%
   108,500        FNMA Pool #535131                                      6.000%       03-01-29        108,168         6.0%
   162,361        FNMA Pool #535817                                      7.000%       04-01-31        168,439         6.7%
   139,272        FNMA Pool #545133                                      6.500%       12-01-28        141,664         6.4%
   100,248        FNMA Pool #663689                                      5.000%       01-01-18         97,267         5.2%
   523,176        FNMA Pool #673315                                      5.500%       11-01-32        507,094         5.7%
     64,077       FNMA Pool #733750                                      6.310%       10-01-32         64,752         6.2%
   417,214        FNMA Pool #745467                                      5.810%(1)    04-01-36        416,456         5.8%
   319,805        FNMA Pool #745630                                      5.500%       01-01-29        310,444         5.7%
   952,369        FNMA Pool #765218                                      4.000%       01-01-34        843,062         4.5%
   490,387        FNMA Pool #801357                                      5.500%       08-01-34        475,313         5.7%
   849,638        FNMA Pool #809324                                      4.802%(1)    02-01-35        838,241         4.9%
   482,094        FNMA Pool #820972                                      5.011%       05-01-35        474,472         5.1%
   319,169        FNMA Pool #825395                                      4.849%(1)    07-01-35        317,023         4.9%
   477,135        FNMA Pool #871394                                      7.000%       04-01-21        490,091         6.8%
   897,925        FNMA Pool #892522                                      6.187%(1)    08-01-36        905,567         6.1%
   520,954        FNMA Series G93-5, Class Z                             6.500%       02-25-23        528,677         6.4%
     3,370        GNMA II Pool #1596                                     9.000%       04-20-21          3,620         8.4%
    54,997        GNMA II Pool #2268                                     7.500%       08-20-26    $    57,440         7.2%
   159,595        GNMA II Pool #2442                                     6.500%       06-20-27        163,141         6.4%
     6,025        GNMA II Pool #2855                                     8.500%       12-20-29          6,461         7.9%
   552,478        GNMA II Pool #3053                                     6.500%       03-20-31        564,553         6.4%
   505,404        GNMA II Pool #3259                                     5.500%       07-20-32        490,998         5.7%
   320,444        GNMA II Pool #3284                                     5.500%       09-20-32        311,310         5.7%
   649,272        GNMA II Pool #3388                                     4.500%       05-20-33        594,146         4.9%
   134,647        GNMA II Pool #3401                                     4.500%       06-20-33        123,215         4.9%
   110,314        GNMA II Pool #3484                                     3.500%       09-20-33         91,901         4.2%
   208,634        GNMA II Pool #3554                                     4.500%       05-20-34        190,808         4.9%
   315,174        GNMA II Pool #3567                                     4.500%       06-20-34        288,245         4.9%
 1,968,623        GNMA II Pool #3734                                     4.500%       07-20-35      1,798,994         4.9%
 2,534,968        GNMA II Pool #3747                                     5.000%       08-20-35      2,390,312         5.3%
   308,138        GNMA II Pool #3920                                     6.000%       11-20-36        306,611         6.0%
   114,724        GNMA II Pool #601135                                   6.310%       09-20-32        116,182         6.2%
   131,983        GNMA II Pool #601255                                   6.310%       01-20-33        133,543         6.2%
   111,933        GNMA II Pool #608120                                   6.310%       01-20-33        113,256         6.2%
   602,038        GNMA II Pool #648541                                   6.000%       10-20-35        598,443         6.0%
    35,845        GNMA II Pool #723                                      7.500%       01-20-23         37,382         7.2%
     2,043        GNMA Pool #176992                                      8.000%       11-15-16          2,146         7.6%
     2,475        GNMA Pool #177784                                      8.000%       10-15-16          2,600         7.6%
    11,787        GNMA Pool #192357                                      8.000%       04-15-17         12,404         7.6%
    16,880        GNMA Pool #194057                                      8.500%       04-15-17         18,066         7.9%
      4,950       GNMA Pool #194287                                      9.500%       03-15-17          5,371         8.8%
     1,407        GNMA Pool #196063                                      8.500%       03-15-17          1,506         7.9%
     7,257        GNMA Pool #211231                                      8.500%       05-15-17          7,767         7.9%
     1,397        GNMA Pool #212601                                      8.500%       06-15-17          1,496         7.9%
     3,153        GNMA Pool #220917                                      8.500%       04-15-17          3,374         7.9%
     7,881        GNMA Pool #223348                                     10.000%       08-15-18          8,725         9.0%
     12,333       GNMA Pool #228308                                     10.000%       01-15-19         13,689         9.0%
     2,857        GNMA Pool #230223                                      9.500%       04-15-18          3,107         8.7%
       479        GNMA Pool #247473                                     10.000%       09-15-18            494         9.7%
      3,886       GNMA Pool #251241                                      9.500%       06-15-18          4,226         8.7%
      4,046       GNMA Pool #260999                                      9.500%       09-15-18          4,400         8.7%
      5,686       GNMA Pool #263439                                     10.000%       02-15-19          6,312         9.0%
      1,459       GNMA Pool #265267                                      9.500%       08-15-20          1,593         8.7%
      1,838       GNMA Pool #266983                                     10.000%       02-15-19          2,041         9.0%
      2,947       GNMA Pool #273690                                      9.500%       08-15-19          3,212         8.7%
       832        GNMA Pool #286556                                      9.000%       03-15-20            896         8.4%
      4,709       GNMA Pool #301366                                      8.500%       06-15-21          5,068         7.9%
      4,810       GNMA Pool #302933                                      8.500%       06-15-21          5,176         7.9%
     11,226       GNMA Pool #308792                                      9.000%       07-15-21         12,105         8.3%
     3,370        GNMA Pool #314222                                      8.500%       04-15-22          3,631         7.9%
     3,645        GNMA Pool #315187                                      8.000%       06-15-22          3,856         7.6%
     12,979       GNMA Pool #315754                                      8.000%       01-15-22         13,733         7.6%
     27,957       GNMA Pool #319441                                      8.500%       04-15-22         30,122         7.9%
     9,033        GNMA Pool #325165                                      8.000%       06-15-22          9,557         7.6%
     14,827       GNMA Pool #335950                                      8.000%       10-15-22         15,688         7.6%
    186,404       GNMA Pool #346987                                      7.000%       12-15-23        194,311         6.7%
    95,611        GNMA Pool #352001                                      6.500%       12-15-23         97,510         6.4%
    34,922        GNMA Pool #352110                                      7.000%       08-15-23         36,403         6.7%
  1,800,319       GNMA Pool #3556                                        5.500%       05-20-34      1,748,030         5.7%
    51,571        GNMA Pool #368238                                      7.000%       12-15-23         53,758         6.7%
    50,323        GNMA Pool #372379                                      8.000%       10-15-26         53,394         7.5%
    60,937        GNMA Pool #396537                                      7.490%       03-15-25         63,864         7.1%
    45,436        GNMA Pool #399726                                      7.490%       05-15-25         47,619         7.1%
   176,755        GNMA Pool #399788                                      7.490%       09-15-25        185,245         7.1%
    30,570        GNMA Pool #399958                                      7.490%       02-15-27         32,040         7.1%
    67,335        GNMA Pool #399964                                      7.490%       04-15-26         70,573         7.1%
    80,132        GNMA Pool #410215                                      7.500%       12-15-25         84,008         7.2%
    11,108        GNMA Pool #414736                                      7.500%       11-15-25         11,645         7.2%
    50,467        GNMA Pool #420707                                      7.000%       02-15-26         52,651         6.7%
    28,999        GNMA Pool #421829                                      7.500%       04-15-26         30,403         7.2%
    18,334        GNMA Pool #431036                                      8.000%       07-15-26         19,452         7.5%
    51,053        GNMA Pool #431612                                      8.000%       11-15-26         54,168         7.5%
    62,513        GNMA Pool #438004                                      7.490%       11-15-26         65,520         7.1%
    11,385        GNMA Pool #442190                                      8.000%       12-15-26         12,080         7.5%
    22,648        GNMA Pool #449176                                      6.500%       07-15-28         23,140         6.4%
    48,357        GNMA Pool #462623                                      6.500%       03-15-28         49,409         6.4%
   343,518        GNMA Pool #471369                                      5.500%       05-15-33        334,131         5.7%
    97,511        GNMA Pool #475149                                      6.500%       05-15-13         99,842         6.3%
    143,181       GNMA Pool #489377                                      6.375%       03-15-29        145,504         6.3%
    136,262       GNMA Pool #524811                                      6.375%       09-15-29        138,472         6.3%
    40,725        GNMA Pool #538314                                      7.000%       02-15-32         42,454         6.7%
    336,706       GNMA Pool #595606                                      6.000%       11-15-32        336,027         6.0%
    48,360        GNMA Pool #602377                                      4.500%       06-15-18         46,163         4.7%
    616,491       GNMA Pool #603250                                      5.500%       04-15-34        599,450         5.7%
    50,079        GNMA Pool #603377                                      4.500%       01-15-18         47,804         4.7%
    939,464       GNMA Pool #608639                                      5.500%       07-15-24        918,668         5.6%
    181,226       GNMA Pool #609452                                      4.000%       08-15-33        160,385         4.5%
    361,901       GNMA Pool #616829                                      5.500%       01-15-25        357,427         5.6%
    483,201       GNMA Pool #624600                                      6.150%       01-15-34        484,724         6.1%
    676,486       GNMA Pool #631623                                      5.500%       08-15-34        657,787         5.7%
    702,006       GNMA Pool #640225                                      5.500%       04-15-35        682,206         5.7%
    149,421       GNMA Pool #640940                                      5.500%       05-15-35        145,206         5.7%
    172,226       GNMA Pool #658267                                      6.500%       02-15-22        175,622         6.4%
    70,532        GNMA Pool #780429                                      7.500%       09-15-26         73,946         7.2%
    229,002       GNMA Pool #780977                                      7.500%       12-15-28        240,090         7.2%
    561,482       GNMA Pool #781120                                      7.000%       12-15-29        585,508         6.7%
    91,419        GNMA Pool #81161                                       5.500%(1)    11-20-34         91,597         5.5%
  1,500,507       GNMA Series 1999-4                                     6.000%       02-20-29      1,504,757         6.0%
   501,142        GNMA Series 2001-4                                     6.500%       03-20-31        512,678         6.4%
   400,000        GNMA Series 2002-40                                    6.500%       06-20-32        409,777         6.3%
   334,738        GNMA Series 2002-45                                    6.500%       06-20-32        343,134         6.3%
   750,000        GNMA Series 2002-47                                    6.500%       07-16-32        765,398         6.4%
   279,278        GNMA Series 2002-7                                     6.500%       01-20-32        284,798         6.4%
                                                                                                  ------------
TOTAL INVESTMENTS (identified cost, $38,927,738) -- 98.9%                                         $38,888,348

OTHER ASSETS, LESS LIABILITIES -- 1.1%                                                                433,235
                                                                                                   ------------

NET ASSETS -- 100.0%                                                                              $39,321,583
                                                                                                  ==============

FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association

(1) Adjustable rate security. Rate shown is rate at period end.

See notes to financia; statements


WRIGHT CURRENT INCOME FUND (WCIF)
-------------------------------------------------------------------------------


                  STATEMENT OF ASSETS AND LIABILITIES

                        June 30, 2007 (Unaudited)
-------------------------------------------------------------------------------


ASSETS:
  Investments, at value

   (identified cost of($38,927,738)(Note 1A)   $ 38,888,348
  Cash....................................          258,909
  Receivable for investments sold.........        1,968,529
  Receivable for fund shares sold.........           30,189
  Interest receivable.....................          190,872
  Other assets............................           18,103
                                               ------------
    Total assets..........................     $ 41,354,950
                                               ------------


LIABILITIES:
  Payable for investments purchased.......     $  1,882,977
  Payable for fund shares reacquired......           80,930
  Distributions payable...................           50,493
  Payable to affiliate for Trustees' fees.               36
  Accrued expenses and other liabilities..           18,931
                                               ------------
    Total liabilities.....................     $  2,033,367
                                               ------------


NET ASSETS................................     $ 39,321,583
                                               =============


NET ASSETS CONSIST OF:
  Paid-in capital.........................     $ 40,929,738
  Accumulated undistributed net realized loss on
   investments (computed on the basis of
   identified cost).......................      (1,637,789)
  Unrealized depreciation on investments
   (computed on the basis of identified cost)      (39,390)
  Accumulated undistributed net investment
   income.................................           69,024
                                               ------------
   Net assets applicable to outstanding
    shares...............................      $ 39,321,583
                                               =============

   SHARES OF BENEFICIAL INTEREST
    OUTSTANDING...........................        4,200,581
                                               =============


   NET ASSET VALUE, OFFERING PRICE, AND
    REDEMPTION PRICE PER SHARE OF
    BENEFICIAL INTEREST...................     $       9.36
                                               ==============

See notes to financial statements


                      STATEMENT OF OPERATIONS

               Six Months Ended June 30, 2007 (Unaudited)
-------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1B)
   Interest income........................     $  1,124,625
                                               ------------

  Expenses -
   Investment adviser fee (Note 3)........     $     88,992
   Administrator fee (Note 3).............           17,815
   Compensation of Trustees who are not employees
    of the investment adviser or administrator        9,712
   Custodian fee (Note 1C)................           31,528
   Distribution expenses (Note 4).........           49,488
   Transfer and dividend disbursing agent fees       15,489
   Printing...............................            1,858
   Interest expense.......................            3,767
   Shareholder communications.............            1,010
   Audit services.........................           10,960
   Legal services.........................            3,202
   Registration costs.....................            6,197
   Miscellaneous..........................            1,653
                                               ------------
    Total expenses........................     $    241,671
                                               ------------

  Deduct -
   Reduction of custodian fee (Note 1C)...     $    (1,428)
   Reduction of investment adviser fee (Note 3)     (2,725)
   Reduction of distribution expenses
    by principal underwriter (Note 4).....         (49,488)
                                               ------------
    Total deductions......................     $   (53,641)
                                               ------------
    Net expenses..........................     $    188,030
                                               ------------
     Net investment income................     $    936,595
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investment transactions
   (identified cost basis)................     $  (125,763)
  Change in unrealized depreciation
   on investments.........................        (465,408)
                                               ------------

   Net realized and unrealized loss
    on investments........................     $  (591,171)
                                               ------------

    Net increase in net assets from
     operations...........................     $   345,424
                                               ============



See notes to financial statements

WRIGHT CURRENT INCOME FUND (WCIF)
-------------------------------------------------------------------------------


                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2007       December 31, 2006
--------------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $     936,595          $  1,472,758
     Net realized gain (loss) on investments....................................         (125,763)               161,110
     Change in unrealized depreciation on investments...........................         (465,408)              (511,826)
                                                                                     --------------         --------------
       Net increase in net assets resulting from operations.....................     $     345,424          $  1,122,042
                                                                                     --------------         --------------

   Distributions to shareholders (Note 2) -
     From net investment income.................................................     $   (938,789)          $ (1,548,362)
     From net realized gain.....................................................          (36,891)               (59,861)
                                                                                     --------------         --------------
       Total distributions......................................................     $   (975,680)          $ (1,608,223)
                                                                                     --------------         --------------

   Net increase (decrease) in net assets from fund share transactions (Note 5)       $   (522,571)          $   7,099,679
                                                                                     --------------         --------------

   Net increase (decrease) in net assets........................................     $ (1,152,827)          $   6,613,498

NET ASSETS:
   At beginning of period.......................................................        40,474,410            33,860,912
                                                                                     --------------         --------------
   At end of period.............................................................     $  39,321,583          $ 40,474,410
                                                                                     ==============         ==============
UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED
   IN NET ASSETS AT END OF PERIOD...............................................     $      69,024          $     71,218
                                                                                     ==============         ==============


See notes to financia; statements


WRIGHT CURRENT INCOME FUND (WCIF)
-------------------------------------------------------------------------------


                                                Six Months
                                               Ended June 30                      Year Ended December 31,
                                               ---------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                               2007         2006          2005         2004         2003        2002
--------------------------------------------------------------------------------------------------------------------------------
                                                (Unaudited)

Net asset value, beginning of period........     $  9.510     $  9.610     $   9.890    $  10.490    $  10.810     $ 10.580
                                                 ----------   ----------   ----------   ----------   ----------    ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:

   Net investment income(1) ................     $  0.222     $  0.427     $   0.400    $   0.447    $   0.417     $  0.565
   Net realized and unrealized gain (loss)..       (0.140)      (0.063)       (0.230)      (0.112)      (0.235)       0.231
                                                 ----------   ----------   ----------   ----------   ----------    ----------
       Total income from investment operations   $   0.082    $  0.364     $   0.170    $   0.335    $   0.182     $  0.796
                                                 ----------   ----------   ----------   ----------   ----------    ----------
LESS DISTRIBUTIONS:

   Distributions from investment income.....     $ (0.223)    $ (0.447)    $  (0.430)   $  (0.482)   $  (0.502)    $ (0.555)
   Distributions from capital gains.........       (0.009)      (0.017)       (0.020)      (0.453)       -            -
   Tax return of capital....................        -            -             -            -            -           (0.011)
                                                 ----------   ----------   ----------   ----------   ----------    ----------

       Total distributions..................     $ (0.232)    $ (0.464)    $  (0.450)   $  (0.935)   $  (0.502)    $ (0.566)
                                                 ----------   ----------   ----------   ----------   ----------    ----------

Net asset value, end of period..............     $  9.360     $  9.510     $   9.610    $   9.890    $  10.490     $ 10.810
                                                 ==========   ==========   ==========   ==========   ==========    ==========

TOTAL RETURN(2) ............................        0.97%        3.92%         1.76%        3.29%        1.73%        7.70%

RATIOS/SUPPLEMENTAL DATA(1):
   Net assets, end of period  (000 omitted).     $  39,322    $  40,474    $  33,861    $  35,013    $  36,332     $ 59,077
   Ratios (As a percentage of average
    daily net assets):
    Net expenses............................        0.96%(5)      0.96%        0.97%        0.97%        0.95%       0.97%(4)
    Net expenses after custodian fee reduction      0.95%(5)      0.95%        0.95%        0.95%        0.95%       0.95%(4)
    Interest expense........................        0.02%(5)     0.02%         0.01%        0.02%        0.01%      --
    Net investment income...................        4.73%(5)     4.47%         4.12%        4.29%        4.43%       5.28%
   Portfolio turnover rate .................          26%          75%          103%          27%          20%         36%(3)

--------------------------------------------------------------------------------------------------------------------------------


(1)For the six months ended June 30, 2007 and for the years ended December 31, 2006, 2005, 2004, 2003, and 2002, the operating expenses of the Fund were reduced by an allocation of expenses to the investment adviser and/or a reduction in distribution expense by the distributor. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                   2007         2006          2005         2004         2003         2002
--------------------------------------------------------------------------------------------------------------------------------

  Net investment income per share...........     $  0.210     $  0.391     $   0.369    $   0.410    $   0.401     $  0.555
                                                 ==========   ==========   ==========   ==========   ==========    ==========
  Ratios (As a percentage of average net assets):

     Expenses...............................        1.22%(5)     1.31%         1.30%        1.28%        1.12%       1.06%(4)
                                                 ==========   ==========   ==========   ==========   ==========    ==========

  Expenses after custodian fee reduction....        1.21%(5)     1.30%         1.28%        1.25%        1.12%       1.04%(4)
                                                 ==========   ==========   ==========   ==========   ==========    ==========

   Interest expense.........................        0.02%(5)     0.02%         0.01%        0.02%        0.01%       --
                                                 ==========   ==========   ==========   ==========   ==========    ==========

  Net investment income.....................        4.47%(5)     4.13%         3.80%        3.99%        4.26%       5.19%
                                                 ==========   ==========   ==========   ==========   ==========    ==========

--------------------------------------------------------------------------------------------------------------------------------


(2)Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(3)Represents portfolio turnover rate of the Fund's corresponding portfolio (Note 1).
(4)Includes the Fund's share of its corresponding portfolio's allocated expenses (Note 1).
(5)Annualized.

See notes to financial statements


WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Wright Managed Income Trust (the Trust), issuer of Wright Total Return Bond Fund (WTRB) series, and Wright Current Income Fund (WCIF) series (collectively, the Funds), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end, management investment company. WTRB seeks a superior rate of total return, consisting of a high level of income plus price appreciation. WCIF seeks a high level of current income consistent with moderate fluctuations of principal. Prior to December 20, 2002, WCIF invested all of its investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as the Fund. Subsequent to December 20, 2002, the Fund invests directly in securities rather than through the Portfolio and maintains the same investment objective.

     The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Investment Valuation - Investments for which market quotations are readily available are valued at current market value as furnished by a pricing service. Investments for which valuations are not readily available will be appraised at their fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates fair value.

     B. Interest Income - Interest income consists of interest accrued and amortization of premium or accretion of discount on debt securities. The income is accrued ratably to the date of maturity on the investments of the Funds.

     C. Expense Reduction - Investors Bank & Trust Company (IBT) serves as custodian to the Funds. Effective July 2, 2007, the parent company of IBT was acquired by State Street Corporation. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Funds maintain with IBT. All credit balances, if any, used to reduce a Fund's custodian fees are reported as a reduction of total expenses on the Statement of Operations.

     D. Federal Taxes - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2006, the Trust, for federal income tax purposes, had capital loss carryovers of $3,112,804 (WTRB) and $1,445,202 (WCIF) which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the respective Fund of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryovers will expire as follows:

             12/31                WTRB             WCIF
-------------------------------------------------------------------------------

              2007             $       -          $273,806
              2008             1,244,473                 -
              2010               508,606                 -
              2011                     -           505,639
              2012                     -           469,640
              2013               270,953           196,117
              2014             1,088,772                 -
-------------------------------------------------------------------------------

         At December 31, 2006, net capital losses of $23,801 for WTRB and $3,456 for WCIF, attributable to security transactions incurred after October 31, 2006, are treated as arising on the first day of the Fund's taxable year ending December 31, 2007.

     E. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

     F. Other - Investment transactions are accounted for on the date th investments are purchased or sold.

     G. Interim Financial Statements -- The interim financial statements relating to June 30, 2007 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Funds' management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

(2)  DISTRIBUTIONS TO SHAREHOLDERS

     Each Fund's policy is to determine net income once daily, as of the close of the New York Stock Exchange and the net income so determined is substantially declared as a dividend to shareholders of record at the time of such determination. Distributions of realized capital gains are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the same Fund at the net asset value as of the ex-dividend date. Dividends may be reinvested in additional shares of the same Fund at the net asset value as of the payable date.

     The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are classified to paid-in capital.

(3)  INVESTMENT ADVISER FEE AND OTHER
     TRANSACTIONS WITH AFFILIATES

     The Trust has engaged Wright Investors' Service, Inc. (Wright) to act as investment adviser to the Funds pursuant to the respective Investment Advisory Contracts. Wright furnishes each Fund with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the six months ended June 30, 2007, the effective annual rate for WCIF and WTRB was 0.45%. Under a written agreement, Wright and Wright Investors' Service Distributors, Inc. (Note 4), waived a portion of their advisory fee and/or distribution fees and assumed operating expenses to the extent necessary to limit each Fund's expense ratios to 0.95% after custodian fee reductions, if any. The expense limitation is in effect through April 30, 2008 and may be terminated at any time thereafter. In addition, effective March 22, 2007, Wright and Wright Investors' Service Distributors, Inc. have voluntarily agreed to limit the operating expenses of WTRB to 0.90% after custodian fee reductions. Such voluntary limitation may be terminated at any time. Accordingly, Wright made a reduction of its investment adviser fee by $15,910 and $3,751 on behalf of WTRB and WCIF, respectively.

     The Trust also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets of each Fund, which rate is reduced as average daily net assets exceed certain levels. For the six months ended June 30, 2007, the effective annual rate was 0.07% for WTRB and 0.09% for WCIF. Certain of the Trustees and officers of the Trust are directors/trustees and/or officers of the above organizations. Except as to Trustees of the Trust who are not employees of Eaton Vance or Wright, Trustees and officers received remuneration for their services to the Trust out of fees paid to Eaton Vance and Wright.

(4)  DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the 1940 Act. The Plan provides that each of the Funds will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter), a wholly-owned subsidiary of The Winthrop Corporation and an affiliate of Wright, at an annual rate of 0.25% of the average daily net assets of each Fund for activities primarily intended to result in the sale of each Fund's shares. Pursuant to a written agreement (Note 3), the Principal Underwriter made a reduction of its fee by $36,790 and $49,488 for the benefit of WTRB and WCIF, respectively.

     In addition, the Trustees have adopted a service plan (the Service Plan) which allows the Funds to reimburse the Principal Underwriter for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of each Fund's shares. The combined amount of service fees payable under the Service Plan and Rule 12b-1 distributions fees may not exceed 0.25% annually of each Fund's average daily net assets. For the six months ended June 30, 2007, the Funds did not accrue or pay any service fees.

 (5) SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                               For the Six Months Ended                Year Ended
                                                               June 30, 2007 (Unaudited)            December 31, 2006
                                                               -------------------------            -----------------
                                                               Shares            Amount         Shares            Amount
--------------------------------------------------------------------------------------------------------------------------------


Wright Total Return Bond Fund--
     Sold.................................................      185,703   $    2,281,134         483,580    $   5,863,658
     Issued to shareholders in payment of
      distributions declared..............................       42,924           525,691         98,578        1,246,056

     Redemptions..........................................    (572,483)      (7,001,395)     (1,391,653)      (16,903,044)
                                                             ------------  ---------------   ------------    ---------------
         Net decrease.....................................    (343,856)   $  (4,194,570)       (809,495)    $  (9,793,330)
                                                             ============  ===============   ============    ===============

Wright Current Income Fund--
     Sold.................................................      434,268   $    4,125,100         747,630    $   7,169,560
     Issued to shareholders in payment of
      distributions declared..............................       69,965          663,356         108,681        1,028,796

     Redemptions..........................................    (560,202)      (5,311,027)     (1,351,796)      (12,808,666)
     Issued to Wright U.S. Government Near Term Fund......          -               -          1,227,175        11,709,989
                                                             ------------  ---------------   ------------    ---------------
         Net increase (decrease)..........................     (55,969)   $    (522,571)         731,690    $    7,099,679
                                                             ============  ===============   ============    ===============





(6)  INVESTMENT TRANSACTIONS

     The Trust invests primarily in debt securities. The ability of the issuers of the debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or municipality. Purchases and sales (including maturities and paydowns) of investments, other than short-term obligations, were as follows:

                              Six Months Ended June 30, 2007
                              --------------------------------
                                    WTRB           WCIF
------------------------------------------------------------------------------

Purchases--
Non-U.S. Gov't & Agency
 Obligations                   $   928,208    $   495,439
                                ============  ============

U.S. Gov't & Agency
 Obligations                   $17,950,139    $ 9,674,933
                                ===========   ============

Sales--
Non-U.S. Gov't & Agency
 Obligations                   $ 4,449,177    $   140,159
                                ============  ============


U.S. Gov't & Agency
 Obligations                   $18,687,132    $10,854,023
                               ============   ============


 (7) FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) of the investment securities owned at June 30, 2007, as computed on a federal income tax basis, are as follows:

                                    WTRB           WCIF
-------------------------------------------------------------------------------

Aggregate cost                 $26,850,682    $38,966,652
                               ===========    ============

Gross unrealized
 appreciation                  $   113,751    $   609,267

Gross unrealized
 depreciation                    (505,921)      (687,571)
                               -----------    -----------

Net unrealized
 appreciation (depreciation)   $ (392,170)    $  (78,304)
                               ============   ============

(8)  LINE OF CREDIT

     The Funds participate with other Funds managed by Wright in a committed $10 million unsecured line of credit agreement with a bank. The Funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each Fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $10 million line of credit, is allocated among the participating funds at the end of each quarter.

     The average borrowings and average interest rate for the six months ended June 30, 2007 are as follows:

                                WTRB              WCIF
--------------------------------------------------------------------

 Average borrowing           $     8,088       $    94,552
 Average interest rate                6%                6%

--------------------------------------------------------------------


(9)  TRANSFER OF NET ASSETS

     Prior to the opening of business on December 9, 2006, the Wright Current Income Fund (WCIF) acquired the net assets of Wright U.S. Government Near Term Fund (WNTB) pursuant to an Agreement and Plan of Reorganization dated December 20, 2004. In accordance with the agreement, WCIF issued 1,227,175 shares having a value of $11,709,989. As a result, WCIF issued 1.028 shares for each share of WNTB. The transaction was structured for tax purposes to qualify as a tax free reorganization under the Internal Revenue Code. WNTB's net assets at the date of the transaction were $11,709,989, including $(88,124) of unrealized depreciation. Directly after the merger, the combined net assets of WCIF were $43,266,523 with a net asset value per share of $9.54.

(10) RECENTLY ISSUED ACCOUNTING
     PRONOUNCEMENTS

     In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of June 30, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

     In September 2006, FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Funds' financial statement disclosures.

                         BOARD OF TRUSTEES
           ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

In evaluating the Investment Advisory Contracts, the Independent Trustees met separately from the Interested Trustees and reviewed and considered materials furnished by Wright, including information regarding Wright, its affiliates and personnel, operations and financial condition. The Independent Trustees discussed with representatives of Wright the portfolio management and operations of the funds and the capabilities of Wright to provide advisory and other services to each fund. The Independent Trustees considered, among other things, the following:

EQUITY FUNDS AND INCOME FUNDS
-------------------------------------------------------------------------------

     o Whether the advisory arrangements are fair and reasonable relative to possible alternative arrangements. The Trustees concluded that the advisory fees paid by the funds are reasonable.

     o Whether advisory services are being provided as agreed to. The Trustees concluded that the services being provided by the adviser are as agreed to in the advisory contract.

     o Whether compensation paid by a Fund to the adviser is fair and reasonable in relation to the services provided and the charges by other advisers for similar services. The Trustees concluded that the compensation paid by the funds to the adviser is in the average range of compensation charged by other advisers for similar services and is reasonable.

     o Fees and expense ratios compared to similar funds. The Trustees concluded that the expense ratios of the funds are lower than the average for similar funds.

     o Performance and relationship of fees and performance. The Trustees concluded that in most cases the performance results of the funds were at least in the mid-range of similar funds while their expense ratios were generally lower.

     o Analysis of each Fund's profitability to the adviser. The Trustees concluded that the profitability to the adviser of each fund was reasonable and not excessive.

     o The adviser's financial condition and the overall organization of the adviser.

     o Sales and redemption data. The Trustees reviewed the information which had been provided to them relating to sales and redemptions and Wright's marketing strategies to try to increase assets under management.

     o The economic outlook and the general investment outlook in the relevant investment markets. The Trustees have received a presentation on the overall economic outlook and investment outlook of both equity and income markets at each Board meeting.

     o The resources devoted to compliance efforts undertaken by the adviser and the record of compliance with investment policies and restrictions and with policies on personal securities transactions. The Trustees have approved and met separately with the Fund's Chief Compliance Officer.

ADDITIONAL CONSIDERATIONS FOR EQUITY FUNDS
-------------------------------------------------------------------------------

     o The allocation of brokerage and any benefits received by the adviser as a result of brokerage allocation. The Trustees reviewed the Trading Analysis included in the material provided in advance of the meeting.

     The Independent Trustees' Committee did not consider any single factor as controlling in their consideration of the renewal of the Investment Advisory Contracts, nor are the considerations described above all encompassing. Based on their consideration of all factors which they considered material, and with the assistance of independent counsel, the Independent Trustees' Committee concluded that the renewal of the Investment Advisory Contract with its current fee structure is in the interests of the shareholders.

                IMPORTANT NOTICES REGARDING PRIVACY, DELIVERY OF
           SHAREHOLDER DOCUMENTS, PORTFOLIO HOLDINGS AND PROXY VOTING
  ----------------------------------------------------------------------------
                         WRIGHT MANAGED INVESTMENT FUNDS
                         WRIGHT INVESTORS' SERVICE, INC.
                  WRIGHT INVESTORS' SERVICE DISTRIBUTORS, INC.
                             EATON VANCE MANAGEMENT

                                 PRIVACY POLICY
                               ------------------

     Wright is committed to ensuring your financial privacy. Each of the above financial institutions has the following policy in effect with respect to nonpublic personal information about its customers:

     o The only such information we collect is information received from customers, through application forms or otherwise, and information which we necessarily receive in connection with your Wright fund transactions.

     o We will not disclose this information to anyone except as required or permitted by law. Such disclosure includes that made to other companies such as transfer agents and their employees and to our employees, in each case as necessary to service your account.

     o   We have adopted policies and procedures (including physical, electronic
         and   procedural   safeguards)   that  are   designed  to  protect  the
         confidentiality of this information.

     For more information about Wright's privacy policies please feel free to call 1-800-888-9471.


          IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDERS DOCUMENTS
         -----------------------------------------------------------------

     The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

     Wright, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Wright, or your financial adviser, otherwise.

     If you would prefer that your Wright documents not be householded, please contact Wright at 1-800-888-9471, or your financial adviser.

     Your instructions that householding not apply to delivery of your Wright documents will be effective within 30 days of receipt by Wright or your financial adviser.

                               PORTFOLIO HOLDINGS
                          ----------------------------

     Each Wright Fund will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Wright website www.wisi.com, by calling Wright at 1-800-888-9471 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

                      PROXY VOTING POLICIES AND PROCEDURES
                   -------------------------------------------

     From time to time funds are required to vote proxies related to the securities held by the funds. The Wright Managed Funds vote proxies according to a set of policies and procedures approved by the Funds' Board. You may obtain a description of these policies and procedures and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 without charge, upon request, by calling 1-800-888-9471. This description is also available on the Securities and Exchange Commissions website at http://www.sec.gov.

SEMI-ANNUAL REPORT

         OFFICERS AND TRUSTEES OF THE FUNDS
         Peter M. Donovan, President and Trustee
         A. M. Moody III, Vice President and Trustee
         Judith R. Corchard, Vice President
         James J. Clarke, Trustee
         Dorcas R. Hardy, Trustee
         Richard E. Taber, Trustee
         Janet Sanders, Secretary
         Barbara E. Campbell, Treasurer
         William J. Austin, Jr., Assistant Treasurer


         ADMINISTRATOR
         Eaton Vance Management
         255 State Street
         Boston, Massachusetts 02109


         INVESTMENT ADVISER
         Wright Investors' Service, Inc.
         440 Wheelers Farms Road
         Milford, Connecticut 06461


         PRINCIPAL UNDERWRITER
         Wright Investors' Service Distributors, Inc.
         440 Wheelers Farms Road
         Milford, Connecticut 06461
         (800) 888-9471
         e-mail: wright@wisi.com


         CUSTODIAN
         State Street Bank and Trust Company
         200 Clarendon Street
         Boston, Massachusetts 02116


         TRANSFER AND DIVIDEND DISBURSING AGENT
         Citigroup Fund Services, LLC
         Two Portland Square
         Portland, ME 04101


         This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a mutual fund unless accompanied or preceded by a Fund's current prospectus.

Item 2. CODE OF ETHICS

The registrant has adopted a code of ethics applicable to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-888-9471.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has designated James J. Clarke, an independent trustee, as its audit committee financial expert. Mr. Clarke is the Principal of Clarke Consulting, a financial management and strategic planning firm.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required in filing.

Items 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not required in Filing

Item 6. SCHEDULE OF INVESTMENTS

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in Filing.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in Filing

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not required in Filing

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors/trustees.

Item 11. CONTROLS AND PROCEDURES

 a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. EXHIBITS

(a)  (1) Registrant's Code of Ethics - Not applicable (please see Item 2).
(a)  (2) Treasurer's and President's Section 302 certification.
(b)      Combined 906 certification.


                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Wright Managed Equity Trust(On behalf of Wright Selected Blue Chip Equities
-------------------------------------------------------------------------------
Fund, Wright Major Blue Chip Equities Fund and Wright International Blue Chip
-------------------------------------------------------------------------------
Equities Fund)
---------------


By:      /s/ Peter M. Donovan
         --------------------
         Peter M. Donovan
         President

Date:    August 17, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Barbara E. Campbell
         -------------------------
         Barbara E. Campbell
         Treasurer

Date:    August 20, 2007


By:      /s/ Peter M. Donovan
         ----------------------
         Peter M. Donovan
         President

Date:    August 17, 2007